SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant     X
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Check the appropriate box:

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---
         Soliciting Material Pursuant to Section 240.14a-12
---
                           ORTHOFIX INTERNATIONAL N.V.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the registrant)

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


                           Orthofix International N.V.


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT



                                  Meeting Date:
                                  June 29, 2004
                           at 11:00 a.m. (local time)

                                 Meeting Place:
                           Orthofix International N.V.
                             7 Abraham de Veerstraat
                          Curacao, Netherlands Antilles



Dear Shareholders:

         We will hold the Annual General Meeting of Shareholders on Tuesday, June 29, 2004, at 11:00 a.m. at Orthofix's offices, 7 Abraham de Veerstraat, Curacao, Netherlands Antilles.

         This booklet includes the notice of annual general meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting.

         Your vote is important. Please refer to the proxy card or other voting instructions included with these proxy materials for information on how to vote by proxy or in person.

                             Sincerely,

                             /s/ CHARLES W. FEDERICO

                             Charles W. Federico
                             Chief Executive Officer


May     , 2004

                           NOTICE AND PROXY STATEMENT
                               for Shareholders of

                           ORTHOFIX INTERNATIONAL N.V.
                             7 Abraham de Veerstraat
                          Curacao, Netherlands Antilles

                                       for

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

                      to be held on Tuesday, June 29, 2004

         This Notice and the accompanying Proxy Statement are being furnished to the Shareholders of Orthofix International N.V., a Netherlands Antilles corporation ("Orthofix"), in connection with the forthcoming Annual General Meeting of Shareholders, and the solicitation of proxies by the Board of Directors of Orthofix from holders of outstanding shares of common stock, par value $0.10 per share, of Orthofix for use at the Annual General Meeting and at any adjournment thereof.

Time, Date and Place of Annual General Meeting

         Notice is hereby given that the Annual General Meeting will be held on June 29, 2004 at 11:00 a.m., local time, at Orthofix's offices, 7 Abraham de Veerstraat, Curacao, Netherlands Antilles.

Purpose of the Annual Meeting

         1. Election of Board of Directors. Shareholders will be asked to consider, and, if thought fit, approve a resolution to elect the following persons to the Board of Directors of Orthofix: Robert Gaines-Cooper, Edgar Wallner, Peter Clarke, Jerry Benjamin, Frederik Hartsuiker, Alberto d'Abreu de Paulo, Peter Hewett, John Littlechild, Charles Federico, James Gero and Walter von Wartburg. The Board of Directors recommends that shareholders vote FOR the proposal to elect the foregoing persons to the Board of Directors of Orthofix.

         2. Approval of Orthofix International N.V. 2004 Long-Term Incentive Plan (the "Long-Term Incentive Plan"). Shareholders will be asked to consider, and, if thought fit, approve a resolution of the Board of Directors to approve the Long-Term Incentive Plan. The Board of Directors recommends that shareholders vote FOR the proposal as stated above.

         3. Approval of Increase in Maximum Number of Shares of Common Stock Available for Issuance and Other Amendments to Articles of Association. Shareholders will be asked to consider, and, if thought fit, approve a resolution of the Board of Directors to approve amendments to the Articles of Association of Orthofix to:

     a. increase the maximum number of shares of common stock available for issuance from 30,000,000 to 50,000,000 and

     b. make other changes recommended by the Board of Directors as described in Proposal 3(b) and reflected in Appendix III.

         The Board of Directors recommends that shareholders vote FOR the proposals as stated above.

         4. Approval of Financial Statements for the Year Ended December 31, 2003. Shareholders will be asked to consider, and, if thought fit, approve the balance sheet and income statement at and for the year ended December 31, 2003. The Board of Directors recommends that shareholders vote FOR the proposal to approve the balance sheet and income statement at and for the year ended December 31, 2003.

         5. Ratification of the Selection of Ernst & Young LLP. Shareholders will be asked to consider, and, if thought fit, approve a resolution to ratify the selection of Ernst & Young LLP as independent auditors for Orthofix and its subsidiaries for the fiscal year ending December 31, 2004. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Ernst & Young LLP as independent auditors.

         6. Miscellaneous. Shareholders will be asked to transact such other business as may come before the Annual General Meeting or any adjournment thereof.

         Please read a detailed description of proposals 1 through 5 stated above beginning on page 23 of the proxy statement.

Shareholders Entitled to Vote

         All record holders of shares of Orthofix common stock at the close of business on May 10, 2004 (the "Record Date") have been sent this notice and will be entitled to vote at the Annual General Meeting. Each record holder on such date is entitled to cast one vote per share of common stock.

Documents Available for Inspection

         A copy of the financial statements for the year ended December 31, 2003 and a copy of the draft deed of amendment to the Articles of Association of Orthofix have been filed at the offices of Orthofix at 7 Abraham de Veerstraat, Curacao, Netherlands Antilles, and are available for inspection by shareholders until the conclusion of the Annual General Meeting.

                                             By Order of the Board of Directors

                                             /s/ PETER W. CLARKE

                                             Peter W. Clarke
                                             Secretary


May     , 2004

                                TABLE OF CONTENTS




About Voting...................................................................1

         Who can vote..........................................................1
         Quorum, vote required.................................................1
         Proxies  .............................................................1
         Voting is confidential................................................1
         The costs of soliciting these proxies and who will pay them...........2
         Obtaining an Annual Report on Form 10-K...............................2
         The voting results....................................................2
         Whom to call if you have any questions................................2

Security Ownership of Certain Beneficial Owners and Management and
         Related Stockholders..................................................3

         Who are the largest owners of Orthofix common stock...................3
         Common stock owned by Orthofix's directors and executive officers.....5
         Section 16(a) Beneficial Ownership Reporting Compliance...............6

Information about Directors....................................................7

         The Board of Directors................................................7
         The Committees of the Board...........................................7
         Code of Ethics........................................................8
         Shareholder Communication with the Board of Directors.................8
         Nomination of Directors...............................................9
         Director Compensation.................................................9
         Certain Relationships and Related Transactions.......................10

Report of the Audit Committee.................................................11


Executive Compensation........................................................12

         The Executive Officers...............................................12
         Executive Compensation Summary.......................................14
         Stock Options........................................................15
         Option Exercises and Year-End Option Values..........................15
         Equity Compensation Plan Information.................................16
         Executive Employment Agreements......................................17
         Indebtedness of Management...........................................19
         Compensation Committee Interlocks and Insider Participation..........19

Report of the Compensation Committee..........................................20


Performance Graph.............................................................22


Proposal 1:  Election of Directors............................................23

         Directors Standing for Election......................................23

Proposal 2:  Approval of Orthofix International N.V. 2004 Long-Term
         Incentive Plan.......................................................26


Proposal 3:  Approval of Increase in Maximum Number of Shares of Common
         Stock Available for Issuance and Other Amendments to Articles of
         Association..........................................................30


Proposal 4: Approval of Financial Statements for the Year
         Ended December 31, 2003..............................................33


Proposal 5:  Ratification of the Selection of Ernst & Young LLP as
         Independent Auditors for 2004........................................34

         Principal Accountant Fees and Services...............................34
         Change in Accountants................................................35

Information About Shareholder Proposals.......................................36

               PROXY STATEMENT FOR THE ORTHOFIX INTERNATIONAL N.V.
                   2004 ANNUAL GENERAL MEETING OF SHAREHOLDERS


THIS PROXY STATEMENT AND THE ENCLOSED PROXY ARE BEING MAILED TO SHAREHOLDERS ON OR ABOUT MAY , 2004.

                                  ABOUT VOTING

Who can vote

         All record holders of shares of Orthofix common stock at the close of business on May 10, 2004 (the "Record Date") have been sent this notice and will be entitled to vote at the Annual General Meeting. Each record holder on such date is entitled to cast one vote per share of common stock. On May 4, 2004, there were 15,230,962 shares of Orthofix common stock outstanding.

Quorum, vote required

         The presence, in person or by proxy, of the holders of fifty percent (50%) of the shares of Orthofix common stock outstanding on the Record Date shall be considered a quorum at the Annual General Meeting. An absolute majority of the votes cast will be required in order to approve the proposals before the Annual General Meeting, except that the directors shall be elected by a plurality of the votes cast. Abstentions and "broker non-votes" are counted as shares that are present and entitled to vote on the proposal for purposes of determining the presence of a quorum, but abstentions and broker non-votes will not have any effect on the outcome of voting on the proposals. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Proxies

         This Proxy Statement is being furnished to holders of shares of Orthofix common stock in connection with the solicitation of proxies by and on behalf of the Board of Directors of Orthofix for use at the Annual General Meeting.

         All shares of Orthofix common stock that are represented at the Annual General Meeting by properly executed proxies received prior to or at the Annual General Meeting and which are not revoked, will be voted at the Annual General meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on a properly executed proxy, such proxy will be voted in favor of each of the proposals. The Board of Directors of Orthofix does not know of any other matters that are to be presented for consideration at the Annual General Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with Orthofix, at or before the taking of the vote at the Annual General Meeting, a written notice of revocation bearing a later date than the proxy, or
(2) duly executing a subsequent proxy relating to the same shares of Orthofix common stock and delivering it to Orthofix before the Annual General Meeting. Attending the Annual General Meeting will not in and of itself constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to: Orthofix International N.V., 7 Abraham de Veerstraat, Curacao, Netherlands Antilles, at or before the taking of the vote at the Annual General Meeting.

Voting is confidential

         We maintain a policy of keeping all the proxies, ballots and voting tabulations confidential.

The costs of soliciting these proxies and who will pay them

         We will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Georgeson Shareholder is assisting us with the solicitation of proxies for a fee of $6,000 plus out-of-pocket expenses.

Obtaining an Annual Report on Form 10-K

         We have filed our Annual Report on Form 10-K for the year ended December 31, 2003 with the U.S. Securities and Exchange Commission. Our Form 10-K contains information that is not included in our Annual Report that we are sending you with this proxy statement. Our Form 10-K is available on our website at www.orthofix.com. If you would like to receive a copy of our Form 10-K, we will send you one without charge. Please write to:

                                            Investor Relations
                                            Orthofix International N.V.
                                            10115 Kincey Ave., Suite 250
                                            Huntersville, NC  28078
                                            Attention:  Ms. Pat Fitzgerald

         You may also contact Ms. Fitzgerald at (704) 948-2600 or at patfitzgerald@orthofix.com.

The voting results

         We will publish the voting results in our Form 10-Q for the second quarter of 2004, which we will file with the SEC in August 2004. You will also be able to find the Form 10-Q on our website at www.orthofix.com.

Whom to call if you have any questions

         If you have any questions about the annual meeting, voting or your ownership of Orthofix common stock, please contact Thomas Hein, CFO, at (704) 948-2600 or at tomhein@orthofix.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDERS

Who are the largest owners of Orthofix common stock

         The following table shows each person, or group of affiliated persons, who beneficially owns, directly or indirectly, at least 5% of Orthofix common stock as of December 31, 2003. Our information is based on reports filed with the SEC by each of the firms or individuals listed in the table below. You may obtain these reports from the SEC.

         The percent of class figure for the common stock is based on 14,980,010 shares of our common stock outstanding as of December 31, 2003, other than with respect to Mr. Robert Gaines-Cooper for which information is given and calculations are made as of April 15, 2004. Except as otherwise indicated, each shareholder has sole voting and dispositive power with respect to the shares indicated.

---------------------------------------------------------- ---------------------------------------- ------------------
                                                                    Amount and Nature of                 Percent
Name and Address                                                    Beneficial Ownership                of Class
of Beneficial Owner

FMR Corp. .........................................                     2,133,147  (1)                    14.2%
82 Devonshire Street
Boston, MA  02109

Robert Gaines-Cooper ..............................                       620,200  (2)                    4.0%
Orthofix International N.V.                                               873,000  (3)                    5.7%
7 Abraham de Veerstraat
Curacao, Netherlands Antilles

Federated Investors, Inc. .........................                     1,177,860  (4)                    7.9%
Federated Investors Tower
Pittsburgh, PA 15222-3779

Kayne Anderson Rudnick Investment
  Management, LLC .................................                       973,913  (5)                    6.5%
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067

Wellington Management Company, LLP ................                       873,590  (6)                    5.8%
75 State Street
Boston, MA 02109

---------------------------------------------------------- ----------------------- ---------------- ------------------

(1) Based on an amendment to a Schedule 13G filed on February 17, 2004 by FMR Corp., a parent holding company, Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management and Research Company, Fidelity Low Priced Stock Fund and Fid Diversified International. FMR Corp. reported sole voting power with respect to 94,347 of the reported shares and sole dispositive power with respect to all of the reported shares. Fidelity Management & Research Company ("Fidelity"), an investment adviser and wholly owned subsidiary of FMR Corp., is the beneficial owner of 2,039,647 of the reported shares. Fidelity Management Trust Company, a bank and a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 80,300 of the reported shares. Edward C. Johnson, Chairman of FMR. Corp., and FMR Corp., through their control of Fidelity and Fidelity Management Trust Company, each have sole power to dispose of the shares beneficially owned by the Fidelity funds and Fidelity Management Trust Company, and sole voting power with respect to the shares beneficially owned by Fidelity Management Trust Company. The power to vote the shares beneficially owned by the Fidelity funds resides with the Board of Trustees of the Fidelity funds. Fidelity International Limited ("FIL"), an investment adviser and former subsidiary of Fidelity and FMR Corp., is the beneficial owner of, and has sole voting and dispositive power with respect to, 13,200 of the reported shares.

(2) Amount consists of 432,700 shares owned directly and 187,500 currently exercisable stock options.

(3) Amount shown consists of 693,000 shares owned by a trust in which Mr. Gaines-Cooper has an indirect interest and 180,000 shares owned by LMA International S.A. A trust, of which Mr. Gaines-Cooper is a settlor, owns a 40% interest in LMA International S.A.

(4) Based on an amendment to a Schedule 13G filed on February 13, 2004 by Federated Investors, Inc., a parent holding company, Voting Shares Irrevocable Trust and John F. Donahue, Rhodora J. Donohue and J. Christopher Donahue, collectively, as the Trustees of the Voting Shares Irrevocable Trust. Federated Investors, Inc., Voting Shares Irrevocable Trust and the Trustees reported sole voting and dispositive power with respect to, and disclaimed beneficial ownership of, the reported shares. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G/A.

(5) Based on an amendment to a Schedule 13G filed on February 10, 2004 by Kayne Anderson Rudnick Investment Management, LLC, an investment advisor. Kayne Anderson Rudnick Investment Management, LLC reported sole voting and dispositive power with respect to the reported shares. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G/A.

(6) Based on an amendment to a Schedule 13G filed on February 12, 2004 by Wellington Management Company, LLP, an investment advisor. Wellington Management Company, LLP reported shared voting power with respect to 646,140 of the reported shares and shared dispositive power with respect to all of the reported shares. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G/A.

Common stock owned by Orthofix's directors and executive officers

         The following table sets forth the beneficial ownership of our common stock, including stock options currently exercisable and exercisable within 60 days, as of April 15, 2004 by each director, each nominee for director, each executive officer listed in the Summary Compensation Table and all directors and executive officers as a group. The percent of class figure is based on 15,227,362 shares of our common stock outstanding as of April 15, 2004. All directors and executive officers as a group beneficially owned 2,957,281 shares of Orthofix common stock as of such date. Unless otherwise indicated, the beneficial owners exercise sole voting and/or investment power over their shares.

------------------------------------------------------ ------------------------------------------- -------------------
Name of Director or                                                Amount and Nature                    Percent
Executive Officer                                               of Beneficial Ownership                 of Class

Robert Gaines-Cooper ..............................                     620,200 (1)                       4.0%

                                                                        873,000 (2)                       5.7%

Edgar Wallner .....................................                     436,100 (3)                       2.8%

Charles Federico ..................................                     254,591 (4)                       1.6%

Thomas Hein .......................................                      48,121 (5)                          *

Peter Clarke ......................................                     200,000 (6)                       1.3%

Gary Henley .......................................                      51,000 (7)                          *

Galvin Mould ......................................                      10,000 (8)                          *

Bradley R. Mason ..................................                     170,754 (9)                       1.1%

Jerry Benjamin ....................................                      69,282 (10)                         *

Alberto d'Abreu de Paulo...........................                      12,000 (11)                         *

Frederik Hartsuiker ...............................                      18,500 (12)                         *

Peter Hewett ......................................                      97,300 (13)                         *

John Littlechild ..................................                      45,861 (14)                         *

James Gero ........................................                      50,572 (15)                         *

Walter von Wartburg (16)...........................                         -0-                            -0-



Directors and executive officers
   as a group (15 persons).........................                   2,957,281                          18.2%

------------------------------------------------------ -------------------------------- ---------- -------------------
------------------------------------------------------ -------------------------------- ---------- -------------------

*        Represents less than one percent.

(1) Amount shown consists of 432,700 shares owned directly and 187,500 currently exercisable stock options.

(2) Amount shown consists of 693,000 shares owned by a trust in which Mr. Gaines-Cooper has an indirect interest, and 180,000 shares owned by LMA International S.A. A trust, of which Mr. Gaines-Cooper is a settlor, owns a 40% interest in LMA International S.A.

(3) Amount shown consists of 45,000 shares owned directly, 142,500 currently exercisable stock options, and 248,600 shares owned indirectly.

(4) Amount shown consists of 3,691 shares owned directly, 250,000 currently exercisable stock options, and 900 shares owned indirectly.

(5) Amount consists of 621 shares owned directly and 47,500 currently exercisable stock options.

(6)      Amount consists of 200,000 currently exercisable stock options.

(7) Amount consists of 50,000 currently exercisable stock options and 1,000 shares owned indirectly.

(8)      Amount consists of 10,000 currently exercisable stock options.

(9)      Amount consists of 170,754 shares owned indirectly.

(10) Amount consists of 59,282 shares owned directly and 10,000 currently exercisable stock options.

(11) Amount consists of 2,000 shares owned directly and 10,000 currently exercisable stock options.

(12) Amount consists of 8,500 shares owned directly and 10,000 currently exercisable stock options.

(13) Amount consists of 24,000 shares owned directly and 73,300 currently exercisable stock options.

(14) Amount consists of 35,861 shares owned directly and 10,000 currently exercisable stock options.

(15) Amount consists of 25,572 shares owned directly and 25,000 currently exercisable stock options.

(16)     Mr. von Wartburg is a new nominee for director.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our insiders--our directors, executive officers, and greater-than-10% shareholders--file reports with the SEC on their initial beneficial ownership of Orthofix common stock and any subsequent changes. They must also provide us with copies of the reports.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and, with respect to our officers and directors, written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-ten-percent beneficial owners were complied with except as follows: Mr. Wallner reported on a Form 4 filed on May 21, 2003, shares of common stock he acquired indirectly on May 9, 2003, and Messrs. Benjamin, Brown, d'Abreu de Paulo, Federico, Gero, Hartsuiker, Hein and Henley reported on Form 4s filed on August 26, 2003, option grants to purchase shares of our common stock that they received on August 6, 2003, and Mr. Littlechild reported on a Form 4 filed on August 27, 2003, an option grant to purchase shares of our common stock that he received on August 6, 2003.

         In making the above statements, we have relied on the written representations of our directors and officers and copies of the reports that have been filed with the SEC.

                           INFORMATION ABOUT DIRECTORS

The Board of Directors

         The Board of Directors oversees the business of Orthofix and monitors the performance of management. The directors keep themselves informed by discussing matters with the Chief Executive Officer, other key executives and our principal external advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings.

         The directors are elected at the annual general meeting of shareholders by a plurality of the votes cast, in person or by proxy by the shareholders. Because we are required by Netherlands Antilles law to hold the annual general meeting in the Netherlands Antilles, we do not have a policy regarding director attendance at the annual general meeting. Last year, Mr. d'Abreu d'Paulo attended the annual general meeting. Our Articles of Association provide that the Board of Directors shall consist of not less than seven and no more than fifteen directors, the exact number to be determined by the annual general meeting of shareholders.

         Our Board usually meets four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met eight times during 2003. All directors attended at least 75% of the Board meetings and meetings of the committees of which they were members. The Board has determined that the following directors and nominee are independent under Nasdaq Rule 4200:
Messrs. Gero, Benjamin, d'Abreu de Paulo, Littlechild, Hartsuiker and von Wartburg.

The Committees of the Board

         We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

         The Audit Committee

         Our Audit Committee is a separately-designated standing audit committee established in accordance with section 3(a)(38)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the appointment, compensation and oversight of our independent auditors, approves the scope of the annual audit by the independent auditors, reviews audit findings and accounting policies, assesses the adequacy of internal controls and risk management and reviews and approves Orthofix's financial disclosures. The Committee also meets privately, outside the presence of Orthofix management, with the independent auditors. The Audit Committee's Report for 2003 is printed below at page 11.

         The Board has adopted a written charter for the Audit Committee, a copy of which was attached as an appendix to our 2003 proxy statement.

         The Committee met five times during 2003.

         Messrs. Benjamin, Hartsuiker and d'Abreu de Paulo currently serve as members of the Committee. Mr. Benjamin serves as Chairman of the Committee. Under the current rules of the Nasdaq and pursuant to Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934, as amended, Messrs. Benjamin and d'Abreu de Paulo are independent. Although Mr. Hartsuiker is considered independent under Nasdaq Rule 4200, our board of directors has determined that he does not meet the criteria for independence for audit committee members as set forth in the recently promulgated Nasdaq Rule 4350(d)(2). As a result, Mr. Hartsuiker will be stepping down from the Audit Committee as of the date of the annual general meeting and will be replaced by one of our independent directors who meets the requirements of Nasdaq Rule 4350(d)(2). Our Board of Directors has determined that Mr. Benjamin is an "audit committee financial expert" in accordance with current SEC rules.

         The Compensation Committee

         The Compensation Committee establishes and approves all elements of compensation for the executive officers. Each year, as the SEC requires, the Compensation Committee will report to you on executive compensation. The Compensation Committee's Report on Executive Compensation for 2003 is printed below, starting at page 20.

         The Compensation Committee administers the Staff Share Option Plan (including the Performance Accelerated Stock Option program), the Executive Share Option Plan and the Employee Stock Purchase Plan, and will administer the Long-Term Incentive Plan upon its adoption, and has sole authority for awards under such plans. The Compensation Committee evaluates existing and proposed employee benefit plans and may approve of plan changes. The Compensation Committee is also responsible for periodically reviewing Orthofix's plans regarding succession of senior management.

         The Compensation Committee met four times during 2003.

         The Compensation Committee acts under a written charter adopted by the Board of Directors.

         Messrs. Littlechild and Gero currently serve as members of the Compensation Committee, and each satisfies the independent director standards as defined by current Nasdaq rules and the qualification standards of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and Section 16 of the Securities Exchange Act of 1934, as amended. Mr. Littlechild serves as Chairman of the Compensation Committee.

         The Nominating Committee

         The Nominating Committee assists the Board in identifying qualified individuals to become Board members, determining the composition of the Board of Directors and its Committees, monitoring a process to assess Board effectiveness and developing Director compensation policy.

         The Nominating Committee met four times in 2003 and will meet at least twice annually, and more frequently as circumstances dictate. Committee meetings and communications shall be either in person or by conference telephone call.

         The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix I to this proxy statement.

         Messrs. Benjamin, d'Abreu de Paulo, Hartsuiker, Littlechild and Gero currently serve as members of the Committee. Mr. Gero serves as Chairman of the Committee. All of the members of the Nominating Committee are independent as defined by current Nasdaq rules.

Code of Ethics

         We have adopted a code of ethics to comply with SEC and Nasdaq rules. Our code of ethics applies to our directors, officers and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. A copy of our Code of Ethics was filed as an exhibit to our 2003 annual report on Form 10-K.

Shareholder Communication with the Board of Directors

         To facilitate the ability of shareholders to communicate with our Board of Directors, we have established an electronic mailing address and a physical mailing address to which communications may be sent:
boardofdirectors@orthofix.com, or The Board of Directors, c/o Mr. James F. Gero, Director, Orthofix International N.V., 10115 Kincey Avenue, Suite 250, Huntersville, NC 28078.

         Mr. Gero reviews all correspondence addressed to the Board of Directors and regularly presents to the Board a summary of all such correspondence and forwards to the Board or individual directors, as the case may be, copies of all correspondence that, in the opinion of Mr. Gero, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Examples of communications that would be logged, but not automatically forwarded, include solicitations for products and services or items of a personal nature not relevant to us or our shareholders. Directors may at any time review the log of all correspondence received by Orthofix that is addressed to members of the Board and request copies of any such correspondence.

Nomination of Directors

         As provided in its charter, the Nominating Committee identifies and recommends to the Board nominees for election or re-election to the Board and will consider nominations submitted by shareholders. The Nominating Committee charter is attached as Appendix I to this proxy statement.

         The Nominating Committee seeks to create a Board of Directors that is strong in its collective diversity of skills and experience with respect to finance, leadership, business operations and industry knowledge. The Nominating Committee reviews with the Board of Directors, on an annual basis, the current composition of the Board of Directors in light of the characteristics of independence, age, skills, experience and availability of service to our company of its members and of anticipated needs. If necessary, we will retain a third party to assist us in identifying or evaluating any potential nominees for director. When the Nominating Committee reviews a potential new candidate, they look specifically at the candidate's qualifications in light of the needs of the Board of Directors at that time given the then current mix of director attributes.

         Generally, in nominating director candidates, the Nominating Committee strives to nominate directors that exhibit high standards of ethics, integrity, commitment and accountability. In addition, all nominations attempt to ensure that the Board of Directors shall encompass a range of talent, skills and expertise sufficient to provide sound guidance with respect to our operations and activities.

         Under our Nominating Committee guidelines, directors must inform the Chairman of the Board and the Chair of the Nominating Committee in advance of accepting an invitation to serve on another public company board. In addition, no director may sit on the Board of Directors, or beneficially own more than 1% of the outstanding equity securities, of any of our competitors in our principal lines of business. The Board of Directors has not established any term limits to an individual's membership as a director.

         To recommend a nominee, a shareholder shall give notice to the Board of Directors, at our registered address c/o Mr. James F. Gero, Director, Orthofix International N.V., 10115 Kincey Avenue, Suite 250, Huntersville, NC 28078. This notice should include the candidate's brief biographical description, a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above and the candidate's signed consent to be named in the proxy statement and to serve as a director if elected. The notice must be given not later than 180 days before the first anniversary of the last Annual General Meeting of Shareholders. Once we receive the recommendation, we will contact the candidate and request that he or she provide us with additional information about the candidate's independence, qualifications and other information that would assist the Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Candidates must respond to our inquiries within the time frame provided in order to be considered for nomination by the Nominating Committee.

         The Nominating Committee did not pay any fees to any third party to assist us in identifying or evaluating any potential nominees for director during 2003. The Nominating Committee has not received any nominations for director from shareholders for the 2004 Annual General Meeting of Shareholders.

Director Compensation

         Directors who are our employees do not receive fees for service on the Board of Directors or any Board committee. During 2003, each of our non-employee directors received an annual retainer fee of approximately $55,000 for their services. The Audit Committee chair received an additional annual fee of $10,000 for his service. Each of the Nominating Committee and Compensation Committee chairs received an additional annual fee of $5,000 for their services.

         In addition, we grant options from time to time to our non-employee directors under our equity compensation plans. The decision to grant options to non-employee directors will be reviewed by the Board of Directors on an annual basis.

         We reimburse our directors for travel and other related expenses incurred in connection with the business of Orthofix, including attending shareholder meetings, meetings of the Board of Directors or any Board committee.

         Mr. Peter Hewett, a non-employee director, also serves as a consultant to the Company and as Chairman of Orthofix Inc.'s Board of Directors. In this capacity, he provides consulting and advisory services, at such times and on such special projects, as we request. Mr. Hewett reports directly to the Board of Directors in connection with these consulting and advisory services. In 2003, we paid $128,675 in consulting fees to Mr. Hewett, which is in addition to his director fees. We also reimbursed Mr. Hewett for travel and other related expenses incurred in connection with the performance of such consulting and advisory services. In 2004, Mr. Hewett will receive a fee of $1,500 per day for each day of requested consulting and advisory services, in addition to his director fees.

Certain Relationships and Related Transactions

         Certain of our directors own beneficial interests in LMA International S.A., or LMA. Mr. Gaines-Cooper is the Chairman of LMA and is the settlor of a trust which owns 40% of LMA. Mr. Peter Clarke and Mr. Peter Hewett serve as directors of Laryngeal Mask North America, a subsidiary of LMA. LMA, which owns the distribution rights in Italy to the Laryngeal Mask (used to administer anesthesia) produced by The Laryngeal Mask Company Ltd., has awarded the distribution rights for the Laryngeal Mask in Italy to D.M.O. S.r.l, a subsidiary of Orthofix International.

         Effective January 14, 2003, we completed a Share Purchase Agreement to acquire the remaining 48% minority interest in our United Kingdom distribution company, Intavent Orthofix Limited (IOL). We purchased the 48% interest from Intavent Limited (Intavent) for a cash purchase price of $20,450,000. IOL distributes Orthofix products, Laryngeal Mask products and other orthopedic products. Concurrent with the completion of the Share Purchase Agreement, we completed a Distribution Agreement with Intavent and a Guarantee Agreement with LMA International S.A. (LMA) for the supply of Laryngeal Mask products in the United Kingdom, Ireland and Channel Islands for an initial period of seven years. Mr. Robert Gaines-Cooper, Chairman of Orthofix, is a settlor of trusts, which own a 30% interest in Intavent and a 40% interest in LMA. IOL has been and will continue to be a consolidated subsidiary of Orthofix.

         Arrow Medical Limited (Arrow) supplies impads for use with the A-V Impulse System to Novamedix Distribution Limited, a wholly owned subsidiary of Orthofix. LMA owns a 27% interest in Arrow. Mr. Gaines-Cooper is the Chairman of LMA and is the settlor of a trust which owns 40% of LMA. Mr. Wallner is the settlor of a trust which owns a 10% interest in Arrow. In 2003, Novamedix purchased $5.6 million from Arrow for the supply of impads.

         Inter Medical Supplies, a wholly owned subsidiary of Orthofix, which manufactures Orthofix products, rents facilities in the Seychelles from LMA under a three year lease which started in 2002. The annual rent paid to LMA is approximately $65,000.

         In 2003, Verona Controllo Qualita provided quality control and logistics services to Orthofix S.r.l. and Inter Medical Supplies Limited (Seychelles), wholly owned subsidiaries of Orthofix. LMA owns a 50% interest in Verona Controllo Qualita. Mr. Gaines-Cooper is the Chairman of LMA and is the settlor of a trust that owns 40% of LMA. In 2003, Orthofix purchased $0.3 million from Verona Controllo Qualita for quality control, goods and logistics services. In March 2004, Orthofix S.r.l terminated its relationship with Verona Controllo Qualita for quality control and logistics services.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of Orthofix is responsible for providing independent, objective oversight of Orthofix's accounting functions, internal controls and risk management. The Audit Committee recommends the selection of the independent auditors to the Board. The Audit Committee operates under a written charter adopted by the Board of Directors, which was filed as an appendix to our 2003 proxy statement.

         Management is responsible for Orthofix's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of Orthofix's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee relies without independent verification on the information provided to it and on the representations made by management and the independent auditors.

         We held five meetings during fiscal 2003. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and Orthofix's independent auditors, Ernst & Young LLP. We discussed with Ernst & Young LLP the overall scope and plans for their audit. We met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations and their evaluations of Orthofix's internal controls.

         We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and Ernst & Young LLP. We also discussed with management and Ernst & Young LLP the process used to support certifications by Orthofix's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany Orthofix's periodic filings with the SEC.

         We also discussed with Ernst & Young LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of Orthofix's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Ernst & Young LLP also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with them their independence from Orthofix. When considering Ernst & Young LLP's independence, we considered whether their provision of services to Orthofix beyond those rendered in connection with their audit of Orthofix's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Ernst & Young LLP.

         Based upon the review and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors has approved, that Orthofix's audited financial statements be included in Orthofix's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. We also recommended the selection of Ernst & Young LLP as Orthofix's independent auditors for 2004 and, based on that recommendation, the Board has selected Ernst & Young LLP as Orthofix's independent auditors for 2004.

         We have been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in Orthofix or its subsidiaries.

                           The Audit Committee

                           Jerry C. Benjamin, Chairman
                           Alberto C d'Abreu de Paulo
                           Frederik K.J. Hartsuiker

                             EXECUTIVE COMPENSATION

The Executive Officers

         The following are the biographies of Orthofix's current executive officers.

Charles Federico        Chief Executive Officer, President and Director

                        Mr. Federico, 55, became a Director of Orthofix International N.V. in October 1996 and was the President of Orthofix Inc. from October 1996 to January 1, 2002. On January 1, 2001, Mr. Federico succeeded Mr. Wallner as President and Chief Executive Officer of Orthofix International. From 1985 to 1996, Mr. Federico was the President of Smith & Nephew Endoscopy (formerly Dyonics, Inc.). From 1981 to 1985, Mr. Federico served as Vice President of Dyonics, initially as Director of Marketing and subsequently as General Manager. Previously, he held management and marketing positions with General Foods Corporation, Air Products Corporation, Puritan Bennett Corporation and LSE Corporation.

Robert Gaines-Cooper    Chairman of the Board of Directors

                        Mr. Gaines-Cooper, 66, became Chairman of Orthofix International N.V. in 1989 and has been a Director of Orthofix International since our formation in 1987. He is Managing Director of Chelle Medical Ltd-Seychelles. Mr. Gaines-Cooper is also Chairman of LMA International S.A., Jersey, Channel Islands.

Edgar Wallner           Vice Chairman and Director

                        Mr. Wallner, 67, became a Director and President and Chief Executive Officer of Orthofix International N.V. in October 1987. Mr. Wallner resigned as President and Chief Executive Officer on January 1, 2001, succeeding Mr. Hewett as Vice Chairman on that date. From 1978 until 1987, Mr. Wallner was Vice President of European Operations for EBI, now a subsidiary of Biomet. From 1973 until 1978, he was Vice President of Marketing for Hydron Europe Inc., a soft contact lens manufacturer. Prior to 1973, Mr. Wallner spent 15 years with The Boots Company Ltd., a multinational pharmaceutical company.

Gary Henley             Senior Vice President and President, Americas Division

                        Mr. Henley, 55, joined Orthofix International N.V. in January 1997 as Senior Vice President. On January 1, 2002, Mr. Henley succeeded Mr. Federico as President of Orthofix Americas Division. Prior to joining Orthofix, Mr. Henley was President of Smith and Nephew Video Division from 1987 until 1996. Mr. Henley was founder and President of Electronic Systems Inc. from 1975 to 1984 and CeCorp Inc. from 1984 until 1987.

Thomas Hein             Chief Financial Officer

                        Mr. Hein, 56, became the Chief Financial Officer of Orthofix International N.V. on July 1, 2002. For the prior three years, Mr. Hein had been the Chief Financial Officer of Orthofix Inc., our wholly owned U.S. subsidiary. From 1996 to 1999, Mr. Hein was the Chief Financial Officer for Prime Vision Health Inc., a diversified healthcare services company. From 1988 to 1996, Mr. Hein was V.P. of Finance and Chief Financial Officer of MDT Corporation, a sterilization and hospital capital equipment company. Previously, he held financial management positions with Metheus Corporation, Memorex Corporation and Kaiser Aetna. Mr. Hein is a CPA.

Galvin Mould            Vice President and President, International Division

                        Mr. Mould, 58, became Vice President and President of the International Division of Orthofix International N.V. on January 1, 2004. He is also a Director of Intavent Ltd., Novamedix, Orthosonics Ltd., Orthofix AG and Oped AG, which are subsidiaries or investments of Orthofix International N.V. He joined Orthofix in 1995 as Managing Director of Intavent Orthofix Ltd. Prior to joining Orthofix, Mr. Mould served in several Director of Sales and Marketing Positions in the healthcare market.


Bradley R. Mason        Vice President and President, Breg, Inc.

                        Mr. Mason, 49, became a Vice President of Orthofix International N.V. in December 2003 upon the acquisition of Breg, Inc. He is also the President of Breg, Inc., which he founded in 1989 with six other principal shareholders. Mr. Mason has over 20 years in the medical device industry, some of which were spent with dj Orthopedics (formally DonJoy) where he was a founder and held the position of Executive Vice President. Mr. Mason is the named inventor on 35 issued patents in the orthopedic product arena with several other patents pending.

Executive Compensation Summary

         The following table sets forth the compensation paid or accrued by us during the fiscal years ended December 31, 2003, 2002 and 2001 to, or on behalf of, our chief executive officer and our four most highly compensated executive officers as of December 31, 2003. We refer to these officers collectively as the "named executive officers."


----------------------------------------------------------------------------------------------------------------------------
                                                Summary Compensation Table

                                                    Annual Compensation
                                                                                                Number of
                                                                             Other Annual       Shares
                                                                             Compensation       Underlying      All Other
     Name and Principal Position          Year         Salary        Bonus        (1)           Options         Compensation

Charles Federico ...................      2003         $450,944    $171,755         -0-              30,000      $11,355 (2)
Chief Executive Officer and President     2002          450,640      40,000         -0-                 -0-        9,450
                                          2001          437,810     150,000         -0-                 -0-        9,424

Robert Gaines-Cooper ...............      2003          200,625         -0-         -0-                 -0-          -0-
Chairman of the Board                     2002          260,813         -0-         -0-                 -0-          -0-
                                          2001          321,000      80,250         -0-                 -0-          -0-

Edgar Wallner ......................      2003          183,718         -0-         -0-                 -0-          -0-
Vice Chairman                             2002          256,826         -0-         -0-                 -0-          -0-
                                          2001          324,680      79,200         -0-                 -0-          -0-

Gary Henley.........................      2003          269,673     133,000         -0-              10,000        8,603 (3)
Senior Vice President and President,      2002          256,965      45,126         -0-                 -0-        7,327
Americas Division                         2001          219,710      88,000         -0-                 -0-        7,249



Thomas Hein ........................      2003          239,099     100,000         -0-              10,000        8,979 (4)
Chief Financial Officer                   2002          213,980      53,900         -0-              12,500        7,249
                                          2001          188,826      76,072     $83,486 (5)           7,500        7,186
----------------------------------------------------------------------------------------------------------------------------

(1) Excludes perquisites and other personal benefits unless the aggregate amount of such annual compensation exceeded $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) Amount shown consists of $8,000 for contributions to vested and unvested accounts attributable under the Company's defined contribution plans and $3,355 for insurance premiums paid by, or on behalf of, the Company with respect to term life insurance.

(3) Amount shown consists of $8,000 for contributions to vested and unvested accounts attributable under the Company's defined contribution plans and $603 for insurance premiums paid by, or on behalf of, the Company with respect to term life insurance.

(4) Amount shown consists of $8,000 for contributions to vested and unvested accounts attributable under the Company's defined contribution plans and $979 for insurance premiums paid by, or on behalf of, the Company with respect to term life insurance.

(5) Amount shown consists of $2,228 for long-term disability premiums, $10,800 for car allowance, and $70,458 for relocation expenses.

Stock Options

         The following table contains information regarding option grants by us to our named executive officers during the year ended December 31, 2003.

----------------------------------------------------------------------------------------------------------------------
                                        Option/SAR Grants in Last Fiscal Year


                                                                       Individual Grants
                                                  --------------------------------------------------------------------
                                   Number of            % of Total
                                   Securities            Options
                                   Underlying      Granted to Employees    Exercise or                   Grant Date
                                  Options/SARs              in             Base Price     Expiration      Present
         Name                      Granted(1)          Fiscal Year        ($/Share)(2)       Date         Value(3)
Charles Federico ..........          30,000                6.7                32.18         8/6/13        $286,827
Robert Gaines-Cooper ......           -0-                  -0-                 -0-           -0-            -0-
Edgar Wallner .............           -0-                  -0-                 -0-           -0-            -0-
Gary Henley ...............          10,000                2.2                32.18         8/6/13        $95,609
Thomas Hein ...............          10,000                2.2                32.18         8/6/13        $95,609
------------------------------- ----------------- ----------------------- -------------- ------------- ---------------


(1) All option grants to the named executive officers were made pursuant to our Staff Share Option Plan and have a ten-year term. All options will vest and become exercisable on August 6, 2006.
(2) All options were granted to the named executive officers at an exercise price equal to the fair market value of the underlying stock on the date of grant.
(3) This estimated hypothetical value is based on a Black-Scholes option pricing valuation model in accordance with SEC rules. We used the following assumptions in estimating this value: expected option term,
         4.5 years; risk-free interest rate, 3.5%; expected volatility, 35%; and an expected dividend yield of 0%.

Option Exercises and Year-End Option Values

         The following table provides information about the number of our shares of common stock issued upon the exercise of options by our named executive officers during the year ended December 31, 2003, and the value realized by our named executive officers. The table also provides information about the number and value of our options held by our named executive officers at December 31, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                    Aggregated Option/SAR Exercises in Last Fiscal Year and
                                                                Fiscal Year-End Option/SAR Values

                                      Number of
                                       Shares                     Number of Securities Underlying    Value of Unexercised In-the-
                                    Acquired on      Value        Unexercised Options at Fiscal      Money Options at Fiscal Year
            Name                    Exercise(#)    Realized($)              Year End(#)                         End($)(1)
                                                                  Exercisable      Unexercisable     Exercisable     Unexercisable
Charles Federico .........                  -0-            -0-           265,000           130,000       9,055,400        3,614,500
Robert Gaines-Cooper......              275,000      2,596,000           100,000            87,500       3,110,500        2,721,688
Edgar Wallner.............                  -0-            -0-           100,000            87,500       3,110,500        2,721,688
Gary Henley ..............               30,000        454,810            50,000            60,000       1,555,250        1,723,250
Thomas Hein ..............                  -0-            -0-            40,000            30,000       1,337,950          547,600
------------------------------ ----------------- -------------- ----------------- ----------------- --------------- ----------------

(1) Based on the closing price of common stock, as reported on the Nasdaq National Market, at December 31, 2003, which was $48.98 per share.

Equity Compensation Plan Information

         We maintain three equity compensation plans, the Staff Share Option Plan (including the Performance Accelerated Stock Option program), the Executive Share Option Plan and the Employee Stock Purchase Plan, which have been approved by our shareholders. There are currently no more shares available for issuance under the Executive Share Option Plan or the Performance Accelerated Stock Option program. We have also granted inducement stock option awards (described below) that have not been approved by our shareholders.

         The following table provides aggregate information regarding the shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2003. The table does not include information about the proposed 2004 Long-Term Incentive Plan, which has not yet been approved by our shareholders and under which no grants have been made. In addition, the table does not include shares subject to outstanding options and warrants that we have assumed in mergers and other acquisitions. Footnote 1 to the table sets forth the total number of shares of common stock issuable upon the exercise of options and warrants granted under plans assumed in mergers and outstanding at December 31, 2003, and the weighted average exercise price of those options. We cannot grant additional awards under those plans.

------------------------------------ -------------------------- --------------------------- --------------------------
                                                                                                       (c)

                                                                                              Number of Securities
                                                (a)                       (b)                Remaining Available for
                                                                                              Future Issuance Under
                                      Number of Securities to   Weighted-Average Exercise      Equity Compensation
                                      Be Issued upon Exercise      Price of Outstanding         Plans (Excluding
                                      of Outstanding Options,     Options, Warrants and      Securities Reflected in
        Plan Category(1)                Warrants and Rights               Rights                   Column (a))
------------------------------------ -------------------------- --------------------------- --------------------------
Equity Compensation Plans Approved         1,819,629 (2)                  $19.67                   413,158 (3)
by Security Holders
------------------------------------ -------------------------- --------------------------- --------------------------
Equity Compensation Plans Not                200,000 (4)                  $38.00                         0
Approved by Security Holders
------------------------------------ -------------------------- --------------------------- --------------------------
Total                                      2,019,629                      $21.48                   413,158
------------------------------------ -------------------------- --------------------------- --------------------------

(1) The table does not include information for equity compensation plans we assumed in mergers and other acquisitions. As of December 31, 2003, a total of 31,873 shares of common stock was issuable upon the exercise of options and warrants assumed in mergers and other acquisitions, including 6,054 shares issuable upon the exercise of options and warrants granted under plans assumed in connection with our acquisition of American Medical Electronics Inc., and 25,819 shares issuable upon the exercise of warrants granted under plans assumed in connection with our acquisition of Kinesis Medical Inc. The weighted average exercise price of all options and warrants granted under plans assumed in mergers and other acquisitions and outstanding at December 31, 2003, was $30.39. We cannot grant additional awards under these assumed plans.

(2) Options were granted pursuant to the following plans: the Staff Share Option Plan (including the Performance Accelerated Stock Option program) and the Executive Share Option Plan. As mentioned above, there are currently no more shares available for issuance under the Executive Share Option Plan or the Performance Accelerated Stock Option program.

(3) Includes 255,845 shares available for issuance pursuant to the Employee Stock Purchase Plan and 157,313 shares available for grant under the Staff Share Option Plan.

(4) On December 30, 2003, in conjunction with the acquisition of Breg, Inc., we granted inducement stock option awards to two key executives of Breg, Inc. These option grants were not approved by shareholders, and were granted in reliance on the NASD exception to shareholder approval for equity grants to new hires. The exercise price of $38.00 per share represents the fair market value of our common stock on November 20, 2003, which was the date we announced the agreement to acquire Breg, Inc. The inducement grants include both service-based and performance-based vesting provisions. Under the service-based provisions, subject to the continued employment of the executive, the inducement grants become 100% non-forfeitable and exercisable on the fourth anniversary of the grant date. Vesting of a portion of the options under the inducement agreement will be accelerated if certain stock price targets are achieved. The performance-based vesting provisions generally provide for the vesting of one-fifth of the inducement grants for each $5.00 increase in the price of our common stock above $40.00 per share.
         The total number of shares eligible for the accelerated vesting on an annual basis is limited to 25% of the number of shares subject to the inducement grants with a cumulative carryover for the unvested portion of shares eligible for accelerated vesting for each of the prior years. Prior to the expiration of the term of the options, only one-half of the vested options can be exercised in any one year.

Executive Employment Agreements

         Executive Employment Agreement for Charles Federico

         On July 1, 2001, we entered into an employment agreement with Mr. Charles W. Federico under which Mr. Federico serves as our President and Chief Executive Officer. The initial three-year term of the agreement ends on July 1, 2004, and automatically renews for successive one-year periods, unless either party notifies the other party of its intention not to renew the agreement within the requisite time period. Mr. Federico is entitled to the base salary and bonus as determined by our Board of Directors. For 2003, Mr. Federico received a base salary of $450,944 and a bonus of $171,755. Mr. Federico is also eligible to participate in all employee benefit plans, programs and arrangements in effect for senior executives.

         If Mr. Federico is terminated without cause or resigns for good reason (as such terms are defined in his employment agreement) during the term of the agreement, he is entitled to convert his current position with us to a consultancy for the remainder of the then-existing term of employment, and receive a consulting fee of at least $50,000 per year. Upon a change in control of the Company, Mr. Federico agrees to remain employed for at least six months from the effective date of such change in control, unless his employment is terminated earlier by the Company. During the three-month period immediately following such six-month period, Mr. Federico may terminate his employment for good reason and convert his agreement into a consulting agreement as described above. The employment agreement contains a non-solicitation of employees and customers provision that extends through the third anniversary of Mr. Federico's termination of employment, a non-competition provision that remains in effect for so long as Mr. Federico is employed by us and a confidentiality provision that lasts indefinitely.

         Employment Agreements for Edgar Wallner and Robert Gaines-Cooper

         On July 1, 1999, we entered into employment agreements with Messrs. Edgar Wallner and Robert Gaines-Cooper. Mr. Wallner originally served as our President and Chief Executive Officer until January 1, 2001 when he resigned as President and Chief Executive Officer and began serving as our Deputy Chairman of the Board of Directors under the same employment agreement. Mr. Wallner currently serves as Vice Chairman, and Mr. Gaines-Cooper serves as the Chairman of the Board of Directors.

         The initial three-year term of these agreements ended on July 1, 2002, but these agreements have been subject to automatic renewal for successive one-year periods since that time. We have notified each of Messrs. Wallner and Gaines-Cooper of our intention not to extend their respective agreements beyond the term currently in effect. Therefore, the employment agreements with Messrs. Wallner and Gaines-Cooper will terminate as of July 1, 2004. Following the termination of these employment agreements, Mr. Wallner will continue to serve as Vice Chairman, and Mr. Gaines-Cooper will continue to serve as the Chairman of the Board of Directors.

         The agreements provide that the executives are entitled to base salaries and bonuses as determined by our Board of Directors. For 2003, Mr. Wallner received a base salary of $183,718 and a bonus of $0 and Mr. Gaines-Cooper received a base salary of $200,625 and a bonus of $0. Messrs. Wallner and Gaines-Cooper are also eligible to participate in all employee benefit plans, programs and arrangements in effect for senior executives.

         The effects of a termination without cause, a resignation for good reason or a change of control on Messrs. Wallner and Gaines-Cooper's service with the Company would be substantially similar to those described above for Mr. Federico. In addition, the agreements contain a non-solicitation of employees and customers provision that extends through the third anniversary of the executive's respective termination of employment, a non-competition provision that remains in effect for so long as the executive is employed by us and a confidentiality provision that lasts indefinitely.

         Executive Employment Agreements for Thomas Hein, Gary Henley and Bradley Mason

         We entered into employment agreements with Mr. Hein and Mr. Henley, effective as of March 1, 2003. We also entered into an employment agreement with Mr. Mason, which became effective on December 30, 2003. Mr. Hein serves as the Chief Financial Officer, Mr. Henley serves as the President of Orthofix Americas Division and Mr. Mason serves as the President of Breg, Inc. The initial term of each agreement is two years, but each agreement will be automatically renewed for two successive one-year periods unless either party notifies the other party of its intention not to renew within the requisite time period. Under the agreements, the executives are entitled to base salaries and bonuses as determined by our Board of Directors. The agreements provide annual base salaries of at least $231,000 for Mr. Hein, $270,000 for Mr. Henley and $250,000 for Mr. Mason, which may only be decreased if such decrease is a result of a general reduction (on the same percentage basis) affecting the base salaries of substantially all other executive officers. For 2003, the base salaries of each of Messrs. Hein and Henley were $239,099 and $269,673, respectively. In addition, for 2003, Messrs. Hein and Henley received annual bonuses of $100,000 and $133,000, respectively. Mr. Mason's employment agreement provides that he was granted an inducement stock option award to purchase 150,000 shares of common stock in accordance with the terms and conditions specified in the Performance Accelerated Stock Option Inducement Agreement, which is described below.

         If an executive is terminated without cause, he is entitled to receive a lump sum payment equal to: (1) the average of his base salary at the highest rate in effect in the 90-day period immediately before the termination and his base salary for the year preceding the termination and (2) the average of his annual bonuses for the two years prior to the year in which the termination occurs. Upon a resignation for good reason (as such term is defined in the agreements), the executive is entitled to half the amount that he would receive had he been terminated without cause. In addition, the executives will be entitled to continuation of their welfare benefits for up to one year following their termination without cause or resignation for good reason. Similarly, any stock options held by the executives will remain outstanding for at least one year following a termination without cause and six months following a resignation for good reason (provided, however, that the inducement stock award granted to Mr. Mason will be governed by the terms and conditions of the applicable Performance Accelerated Stock Option Inducement Agreement). We are also obliged to provide the executives with reimbursement for outplacement services of up to $20,000 upon a termination without cause or resignation for good reason.

         If there is a change in control of the Company, (1) the agreements automatically extend for one year from the date of the change in control (unless the then current term is greater than one year), (2) all stock options and stock appreciation rights will vest automatically (provided, however, that the inducement stock award granted to Mr. Mason will be governed by the terms and conditions of the applicable Performance Accelerated Stock Option Inducement Agreement) and (3) any forfeiture provisions included in the executives' restricted stock awards will immediately lapse. In addition, in the event that any of the executives is terminated without cause or resigns for good reason following a change in control, the individual is entitled to receive a lump sum payment equal to: (1) the greater of (a) the average of his base salary at the highest rate in effect in the 90-day period immediately before the termination and his base salary for the year preceding the termination and (b) the average of his base salary in effect immediately before the change in control and his base salary for the year preceding the change in control; (2) the greater of (x) the average of his annual bonuses for the two years before the year in which the termination occurs and (y) the average of his annual bonuses for the two years before the year in which the change in control occurs and (3) the executive's annual automobile allowance. The agreements also provide that, in the event that any payments made to the executive constitute "excess parachute payments" under
Section 280G of the Internal Revenue Code of 1986, as amended, then the amounts to be paid to the executives will be reduced so that no excess parachute payments exist.

         The agreements contain a non-competition provision that lasts for one year following a termination of employment for any reason, and confidentiality and assignment of inventions provisions that last indefinitely. In addition, Mr. Mason's agreement contains a nonsolicitation of clients, customers and employees provision that lasts for two years following a termination of employment for any reason.

Performance Accelerated Stock Option Inducement Agreement with Bradley Mason

         On December 30, 2003, in conjunction with the acquisition of Breg, Inc., Mr. Mason was granted an inducement stock option award pursuant to a Performance Accelerated Stock Option Inducement Agreement. The exercise price of $38.00 per share represents the fair market value of our common stock on November 20, 2003, which was the date we announced the agreement to acquire Breg, Inc. The inducement grant includes both service-based and performance-based vesting provisions. Under the service-based provisions, subject to the continued employment of Mr. Mason, the inducement grant becomes 100% non-forfeitable and exercisable on the fourth anniversary of the grant date. Vesting of a portion of the options under the inducement agreement will be accelerated if certain stock price targets are achieved. The performance-based vesting provisions generally provide for the vesting of one-fifth of the inducement grant for each $5.00 increase in the price of our common stock above $40.00 per share. The total number of shares eligible for the accelerated vesting on an annual basis is limited to 25% of the number of shares subject to the inducement grant with a cumulative carryover for the unvested portion of shares eligible for accelerated vesting for each of the prior years. Prior to the expiration of the term of the options, only one-half of the vested options can be exercised in any one year.

Indebtedness of Management

         On January 10, 2002 we entered into full-recourse loans with Charles Federico and Gary Henley, each with a principal amount of $145,200. The loans were entered into to assist the executives in purchasing shares of OrthoRx Inc. common stock. Each loan has an annual interest rate of 3.97%, compounded annually and matures on the earlier of (1) January 10, 2007 and (2) the date that the executive ceases to be our employee, officer or director. The loans are secured by stock pledge agreements covering shares of OrthoRx Inc. common stock owned by Messrs. Federico and Henley. As of December 31, 2003, no payments had been made on either of the loans, and the aggregate amount outstanding under each of the loans was $156,958 including accrued interest.

Compensation Committee Interlocks and Insider Participation

         During 2003, the Compensation Committee of our Board of Directors consisted of two members, John W. Littlechild and James F. Gero. Both Mr. Littlechild and Mr. Gero satisfy the independent director standards as defined by current Nasdaq rules and are "independent directors" for purpose of Rule 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and are "non-employee directors" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. No interlocking relationship, as defined in the Securities Exchange Act of 1934, as amended, exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

         Mr. Peter Hewett, a non-employee director, serves as a consultant to the Company and as Chairman of Orthofix Inc.'s Board of Directors. In this capacity, he provides consulting and advisory services, at such times and on such special projects, as we request. Mr. Hewett reports directly to the Board of Directors in connection with these consulting and advisory services. In 2003, we paid $128,675 in consulting fees to Mr. Hewett, which is in addition to his director fees. We also reimbursed Mr. Hewett for travel and other related expenses incurred in connection with the performance of such consulting and advisory services. In 2004, Mr. Hewett will receive a fee of $1,500 per day for each day of requested consulting and advisory services, in addition to his director fees.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for advising on and administering our compensation policies. The Committee has overall responsibility for evaluating and making recommendations to the Board of Directors regarding the compensation of directors, executive officers (including our chief executive officer) and key employees, compensation under our equity incentive plans and other compensation policies and programs. The Compensation Committee acts under a written charter adopted by the Board of Directors.

         In 2003, the Compensation Committee of the Board of Directors was composed of Messrs. Littlechild and Gero, each of whom is an independent, non-employee, non-affiliated director. The Compensation Committee furnished the following report on executive compensation for 2003:

Compensation Philosophy

         The Compensation Committee believes that executive compensation programs should be designed to attract, retain and motivate executive officers and key employees, while enhancing and increasing shareholder value. We accomplish this through incentive compensation plans that link executive and staff compensation to our overall Company performance, thereby aligning their interests with the interests of our shareholders.

         Our compensation program for our executive officers and key employees consists of three major components: (1) annual salary; (2) performance-based incentives in the form of bonuses; and (3) long-term equity-based incentives. Long-term equity-based compensation for executive officers and key employees is in the form of stock options that have been granted under our Executive Share Option Plan and our Staff Share Option Plan (including the Performance Accelerated Stock Option program). There are currently no more shares available for issuance under the Executive Share Option Plan or the Performance Accelerated Stock Option program. The Compensation Committee engaged an outside consulting firm in 2003 to undertake a review of our compensation program.

Annual Salary

         The Compensation Committee makes annual determinations with respect to executives' salaries. In making these decisions, the Compensation Committee reviews each executive's performance, the market compensation levels for comparable positions, our performance goals and objectives and other relevant information. In addition, the Compensation Committee determines what portion of an executive's compensation should be in the form of salary, performance-based bonus and equity-based compensation.

Performance-Based Incentives

         The Compensation Committee believes that a portion of the compensation for each executive should be in the form of annual performance-based incentives. Short-term incentives, such as the annual bonus programs instituted by the Company, tie executive compensation to Company financial performance as well as individual performance in specified areas. The Compensation Committee establishes Company-wide performance goals and targets at the beginning of each fiscal year. An executive's annual cash bonus is determined in part on his or her individual performance and contribution to the furtherance and achievement of the Company's objectives.

Long-Term Incentives

         The goal of our equity incentive plans is to create an ownership interest in the Company in order to align the interests of executives with shareholders, to more closely tie executive compensation to Company performance, and to create long-term performance and service incentives for executives and key employees. Pursuant to our Staff Share Option Plan, stock options may be granted to our employees, including our executive officers, our directors, and certain other persons directly or indirectly related to our business. Employee grants under our Staff Share Option Plan are based on the employee's performance and his or her anticipated contributions to the achievement of our goals and objectives. Effective January 1, 1999, certain of our executives were granted Performance Accelerated Stock Options, which include both service-based and performance-based vesting provisions, pursuant to our Staff Share Option Plan. The exercise price for these options is $17.875, the price of shares of our common stock on the date this agreement was approved by our shareholders. The Performance Accelerated Stock Options became 100% non-forfeitable and exercisable on January 1, 2004, which was the fifth anniversary of the grant date.

         The Compensation Committee approved the 2004 Long-Term Incentive Plan and believes that the approval of the plan is essential to our continuing ability to make equity-based awards to our officers, employees, directors and consultants.

Compliance with Section 162(m) of the Internal Revenue Code

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), limits the deductibility of compensation payments to our named executive officers in excess of $1 million per year per person, unless certain requirements are met. To the extent that it is practicable and consistent with our executive compensation philosophy, we intend to comply with
Section 162(m) of the Internal Revenue Code. Compensation paid to the named executive officers has historically not exceeded deductibility limits under
Section 162(m) of the Internal Revenue Code. If compliance with Section 162(m) of the Internal Revenue Code conflicts with our compensation philosophy or is determined not to be in the best interest of our stockholders, the compensation committee will abide by our compensation philosophy.

Chief Executive Officer Compensation

         The base salary for Mr. Charles Federico, our President and Chief Executive Officer, was $450,944 for 2003 and his annual cash bonus was $171,755. For a description of the employment agreement for Mr. Federico, see "Executive Employment Agreements - Charles Federico" above. In determining the incentive compensation awards for Mr. Federico, the Compensation Committee considered both our performance, as measured by specific targets and performance objectives, as well as Mr. Federico's leadership role in the achievement of these targets and objectives.

                           The Compensation Committee

                           John W. Littlechild, Chairman
                           James F. Gero

                                PERFORMANCE GRAPH

         The graph below compares the five-year total return to shareholders for Orthofix common stock with the comparable return of two indexes: the NASDAQ Stock Market and NASDAQ stocks for surgical, Medical, and Dental Instruments and Supplies.

         The graph assumes that you invested $100 in Orthofix common stock and in each of the indexes on December 31, 1998. Points on the graph represent the performance as of the last business day of each of the years indicated.

                Comparison of Five-Year Cumulative Total Returns
                Performance Graph for Orthofix International N.V.



                                [Object omitted]

------------------------------------------------------------------------------------------------------------------------------------
                                     Legend

   Symbol         CRSP Total Returns Index for:                            12/1998  12/1999   12/2000  12/2001  12/2002  12/2003

              []  Orthofix International N.V.                               100.0    102.2     136.6    265.0     201.1    349.9
---------
              *   Nasdaq Stock Market (US & Foreign)                        100.0    185.4     111.8     88.7      61.3     91.7
---------
              ^   NASDAQ Stocks (SIC 3840-3849 US Companies)                100.0    121.1     124.9    137.2     111.1    164.3
                  Surgical, Medical, and Dental Instruments and Supplies
---------

Notes:
             A. The lines represent monthly index levels derived from
                compounded daily returns that include all dividends.

             B. The indexes are reweighted daily, using the market
                capitalization on the previous trading day.

             C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

             D. The index level for all series was set to $100.00 on 12/31/1998.
--------------------------------------------------------------------------------
             Prepared by CRSP (www.crsp.uchicago.edu), Center for research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.


         None of the Report of the Compensation Committee, the Report of the Audit Committee or the Performance Graph shall be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as from time to time in effect, or under the Securities Exchange Act of 1934, as from time to time in effect, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The current term of office for all of our directors expires at the 2004 annual general meeting. The Board of Directors proposes that the following nominees, all of whom except Mr. von Wartburg are currently serving as directors, be re-elected or, in the case or Mr. von Wartburg, elected for a new term of one year and/or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual general meeting.

Directors Standing for Election

Charles W. Federico                Chief Executive Officer, President and
                                   Director

                                   Mr. Federico, age 55, became a Director of Orthofix International N.V. in October 1996 and was the President of Orthofix Inc. from October 1996 to January 1, 2002. On January 1, 2001, Mr. Federico succeeded Mr. Wallner as President and Chief Executive Officer of Orthofix International. From 1985 to 1996, Mr. Federico was the President of Smith & Nephew Endoscopy (formerly Dyonics, Inc.). From 1981 to 1985, Mr. Federico served as Vice President of Dyonics, initially as Director of Marketing and subsequently as General Manager. Previously, he held management and marketing positions with General Foods Corporation, Air Products Corporation, Puritan Bennett Corporation and LSE Corporation.

Robert Gaines-Cooper               Chairman of the Board of Directors

                                   Mr. Gaines-Cooper, 66, became Chairman of
                                   Orthofix International N.V. in 1989 and has been a Director of Orthofix International since our formation in 1987. He is Managing Director of Chelle Medical Ltd-Seychelles. Mr. Gaines-Cooper is also Chairman of LMA International S.A., Jersey, Channel Islands.

Edgar Wallner                      Vice Chairman and Director

                                   Mr. Wallner, 67, became a Director and
                                   President and Chief Executive Officer of
                                   Orthofix International N.V. in October 1987.
                                   Mr. Wallner resigned as President and Chief
                                   Executive Officer on January 1, 2001,
                                   succeeding Mr. Hewett as Vice Chairman on that date. From 1978 until 1987, Mr. Wallner was Vice President of European Operations for EBI, now a subsidiary of Biomet. From 1973 until 1978, he was Vice President of Marketing for Hydron Europe Inc., a soft contact lens manufacturer. Prior to 1973, Mr. Wallner spent 15 years with The Boots Company Ltd., a multinational pharmaceutical company.

Peter W. Clarke                    Director

                                   Mr. Clarke, 62, became a Director and
                                   Secretary of Orthofix International N.V. in
                                   March 1992 and was the Chief Financial
                                   Officer of Orthofix International N.V. from
                                   January 1988 to June 30, 2002, at which time he was succeeded by Mr. Hein in that position. From 1985 to 1987, he was Financial Controller of EBI Medical Systems Ltd., a United Kingdom subsidiary of EBI.

Peter J. Hewett                    Director

                                   Mr. Hewett, 68, was the Deputy Group Chairman of Orthofix International N.V. between March 1998 and December 2000. He is Chairman of the Board of Orthofix Inc. He has been a non-executive Director of Orthofix International N.V. since March 1992. Previously, Mr. Hewett served as the Managing Director of Caradon Plc, Chairman of the Engineering Division, Chairman and President of Caradon Inc., Caradon Plc's U.S. subsidiary and a member of the Board of Directors of Caradon Plc of England. In addition, he was responsible for Caradon Plc's worldwide human resources function, and the development of its acquisition opportunities.

Jerry C. Benjamin                  Director

                                   Mr. Benjamin, 63, became a non-executive
                                   Director of Orthofix International N.V. in
                                   March 1992. He has been a General Partner of
                                   Advent Venture Partners, a venture capital management firm in London, since 1985. Mr. Benjamin is currently a Director for a number of private health care companies.

James F. Gero                      Director

                                   Mr. Gero, 59, became a non-executive Director of Orthofix International N.V. in February 1998. Mr. Gero became a Director of AME in 1990 and served subsequently as a Director of Orthofix Inc. He will succeed Mr. Gaines-Cooper as Chairman of Orthofix International N.V. in 2005. He is the Chairman and Chief Executive Officer of Sierra Technologies Inc. and a Director of each of Intrusion, Inc. and Drew Industries Inc., and Chairman of Thayer Aerospace.

Frederik K. J. Hartsuiker          Director

                                   Mr. Hartsuiker, 63, became a non-executive
                                   Director of Orthofix International N.V. in
                                   March 1992 and has been a Director of
                                   Orthofix International B.V. since 1987. Mr.
                                   Hartsuiker is a Director of New Amsterdam
                                   Cititrust B.V. in The Netherlands.

John W. Littlechild                Director

                                   Mr. Littlechild, 52, became a non-executive
                                   Director of Orthofix International N.V. in
                                   1987. He has served as a General Partner of each of HealthCare Ventures' funds, a U.S. venture capital fund, since 1991. From 1985 to 1991, he was a Senior Vice President of Advent International Corporation. Mr. Littlechild is a Director of NitroMed, Inc. and Dyax, Inc. as well as other privately held HealthCare portfolio companies.

Alberto C d'Abreu de Paulo         Director

                                   Mr. d'Abreu de Paulo, 65, became a
                                   non-executive Director of Orthofix
                                   International N.V. in March 1992 and has been associated with Orthofix since its formation in 1987 as the President and Managing Director of First Independent Trust (Curacao) N.V., a director of Orthofix until February 28, 1992. Mr. d'Abreu de Paulo is a tax attorney in private practice and a member of the Audit Court of the Netherlands Antilles.

Walter P. von Wartburg             Director

                                   Mr. von Wartburg, 64, is being nominated for Director of Orthofix International N.V. for the first time this year. He is an attorney and has practiced privately in his own law firm in Basel, Switzerland since 1999, specializing in life sciences law. Mr. von Wartburg has also been a Professor of administrative law and public health policy at the Saint Gall Graduate School of Economics in Switzerland for 25 years. Previously, he held top management positions with Ciba Pharmaceuticals and Novartis at their headquarters in Basel, Switzerland. In addition, Mr. von Wartburg currently serves as a director on the board of Nymox Pharmaceutical Corporation.


The Board recommends that you vote "FOR" the election of all nominees for director.

PROPOSAL 2: APPROVAL OF ORTHOFIX INTERNATIONAL N.V. 2004 LONG-TERM INCENTIVE
PLAN

         Our Board of Directors of the Company has recommended and asks that you approve the Orthofix International N.V. 2004 Long-Term Incentive Plan (the "Long-Term Incentive Plan"). Our Board adopted the Long-Term Incentive Plan on April 15, 2004, subject to shareholder approval. We propose the approval of the Long-Term Incentive Plan to ensure that we have a sufficient number of shares of our common stock available for equity-based awards that we expect to make to eligible individuals over the next several years. There are currently no more shares of our common stock available for issuance under our Executive Share Option Plan or our Performance Accelerated Stock Option program, and there are only approximately 157,313 shares of our common stock available under our Staff Share Option Plan for future awards. We believe that the ability to make equity-based awards is an essential part of our compensation program and we would be at a significant disadvantage with respect to our competitors if we were unable to offer equity-based awards to our officers, employees, directors and consultants.

         The following is a general description of the material features of the Long-Term Incentive Plan. A copy of the Long-Term Incentive Plan is attached as Appendix II to this proxy statement.

Purposes and Eligibility

         The purposes of the Long-Term Incentive Plan are to provide an incentive to certain officers, employees, directors and consultants of Orthofix International N.V. (which we refer to as the "Company") and its subsidiaries to increase their interests in the Company's success by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based awards. As of April 15, 2004, we estimate that approximately 988 individuals are eligible to receive awards under the Long-Term Incentive Plan.

Number of Shares of Common Stock Subject to the Long-Term Incentive Plan

         The maximum number of shares of our common stock that may be issued pursuant to awards under the Long-Term Incentive Plan, subject to the anti-dilution provisions, will be the aggregate of 2,000,000 shares, the number of shares of our common stock previously authorized but not reserved for options under our Staff Share Option Plan as of the date the Long-Term Incentive Plan is approved by shareholders, and any shares corresponding to an award, or portion thereof, under our Staff Share Option Plan that are forfeited or expire for any reason without having been exercised or settled after the date the Long-Term Incentive Plan is approved. Shares issued upon exercise of awards may be either authorized and unissued shares or shares held by the Company in its treasury.

Special Limits on Stock Options, Restricted Share Units, Performance Share Units, Stock Appreciation Rights and Other Awards

         The number of shares of common stock that, in the aggregate, may be subject to nonqualified stock options or stock appreciation rights with an exercise price that is below fair market value on the date of grant or on the date the exercise price is fixed and awards payable in shares of our common stock (including restricted share units and performance share units) under the Long-Term Incentive Plan is limited to 400,000 shares.

         The number of shares of common stock subject to stock options that may be awarded to any participant in any calendar year is limited to 200,000 shares (with a carryover of any unused portion to future years). In addition, the number of shares of common stock subject to restricted share units, performance share units, stock appreciation rights or other awards that may be awarded to any participant in any calendar year is limited to 200,000 shares (with a carryover of any unused portion to future years). These maximum individual limits are required to satisfy requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended (which we refer to as the "Code").

Administration

         The Compensation Committee of our Board of Directors (or such other committee appointed by our Board to administer the Long-Term Incentive Plan) (which we refer to as the "Committee") administers the Long-Term

Incentive Plan, and among other powers, it selects participants from among eligible individuals, determines the number of shares of our common stock that will be subject to each award or the cash amount payable in connection with an award, and determines the terms and conditions of awards. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to one or more of its members or persons other than its members.

Awards under the Long-Term Incentive Plan

         Generally

         The Long-Term Incentive Plan authorizes the following awards: stock options, stock appreciation rights, restricted share units, performance share units and other forms of equity-based or equity-related awards that the Committee determines to be consistent with the purposes of the Long-Term Incentive Plan and the interests of the Company. The Committee determines vesting, exercisability, payment and other restrictions that apply to an award. The Committee has the authority to determine the effect, if any, that a participant's termination of service or a change in control of the Company will have on an award. The Committee may determine whether any award is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code.

         Stock Options

         Stock options may be either nonqualified stock options or incentive stock options (within the meaning of Section 422 of the Code). The exercise price of a nonqualified stock option generally may not be less than 100% of the fair market value per share on the date of grant. However, the Committee may elect to grant a nonqualified stock option with an exercise price that is below fair market value on the date of grant or the date the exercise price is fixed, subject to the limitation described above. Participants may pay the exercise price of a stock option in any form approved by the Committee at the time of grant. The Committee establishes a vesting schedule for each stock option at the time of grant, as well as the term of such option, which under the Long-Term Incentive Plan cannot exceed ten years from the date the option was granted.

         The Long-Term Incentive Plan provides for certain conditions that apply to incentive stock options in accordance with the applicable requirements of
Section 422 of the Code and the regulations thereunder. For example, the exercise price per share of an incentive stock option may not be less than 100% of the fair market value per share on the date of grant or on the date the exercise price is fixed.

         Stock Appreciation Rights

         Stock appreciation rights entitle a participant to receive, upon satisfaction of certain conditions, an amount equal to the excess, if any, of the fair market value on the date of exercise of the number of shares of our common stock for which the stock appreciation right is exercised over the exercise price for such stock appreciation right. The exercise price of a stock appreciation right generally may not be less than 100% of the fair market value per share on the date of grant. However, the Committee may elect to grant a stock appreciation right with an exercise price that is below fair market value on the date of grant or the date the exercise price is fixed, subject to the limitation described above. At the discretion of the Committee, the Committee may make payments to a participant upon exercise of a stock appreciation right in cash, shares of our common stock or a combination of cash and stock. The Committee may grant stock appreciation rights alone or together with stock options.

         Restricted Share Units

         The Committee has the authority to grant restricted share units to participants pursuant to the Long-Term Incentive Plan. A restricted share unit generally represents the right of the participant to receive one or more shares of our common stock, subject to the terms and conditions established by the Committee, in consideration of the participant's employment with the Company or any of its subsidiaries. If and when these terms and conditions are satisfied and any forfeiture provisions lapse, the restricted share units will, at the discretion of the Committee, become shares of our common stock owned by the respective participant or be payable in cash, shares of our common stock or a combination of cash and stock, with a value equal to the fair market value of the shares at the time of payment.

         Performance Share Units

         The Committee has the authority to grant performance share units to participants pursuant to the Long-Term Incentive Plan. A performance share unit generally entitles a participant to receive, subject to terms and conditions established by the Committee, a target number of shares of our common stock based upon the achievement of performance targets over a performance period. Performance share units are subject to conditions of vesting and time of payment as the Committee may determine. At the discretion of the Committee, performance share units will be settled through the delivery of shares of our common stock, cash or a combination of cash and stock, with a value equal to the fair market value of the shares as of the last day of the applicable performance period.

         Other Equity Awards

         The Committee has the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purposes of the Long-Term Incentive Plan and the interests of the Company. These awards may provide for cash payments based in whole or in part on the value (or future value) of shares of our common stock, for the acquisition (or future acquisition) of shares of our common stock, or for any combination thereof.

Amendment and Termination of Long-Term Incentive Plan

         Our Board of Directors may amend or terminate the Long-Term Incentive Plan at any time. However, we must obtain stockholder approval to:

     o   increase the maximum number of shares issuable under the plan, or

     o reduce the exercise price of a stock option or stock appreciation right, except for changes effected under the anti-dilution provisions.

Also, we may not amend or terminate the Long-Term Incentive Plan without a participant's consent if it would adversely affect the participant's rights to previously-granted awards.

Certain U.S. Federal Income Tax Consequences

         The federal income tax consequences of issuing and exercising stock options under the Long-Term Incentive Plan may be summarized as follows:

         Nonqualified Stock Options

         The grant of a nonqualified stock option has no immediate federal income tax effect. The participant will not recognize any taxable income and we will not receive a tax deduction.

         When the participant exercises the option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our common stock on the date of exercise over the exercise price. We are required to withhold tax on the amount of income recognized. We will receive a tax deduction equal to the amount of income recognized.

         When the participant sells the shares of our common stock obtained from exercising a nonqualified stock option, any gain or loss will be taxed as a capital gain or loss (long-term or short-term, depending on how long the shares have been held). Certain additional rules apply if the exercise price for an option is paid in shares previously owned by the participant.

         Incentive Stock Options

         When a participant is granted an incentive stock option, or when the participant exercises the incentive stock option, the participant will generally not recognize taxable income (except for purposes of the alternative minimum tax) and we will not receive a tax deduction.

         If the participant holds the shares of our common stock for at least two years from the date of grant, and one year from the date of exercise, then any gain or loss will be treated as long-term capital gain or loss. If, however, the shares are disposed of during this period, the option will be treated as a nonqualified stock option. We will only receive a tax deduction if the shares are disposed of during this period. The deduction will be equal to the amount of taxable income the participant recognizes.

New Plan Benefits under the Long-Term Incentive Plan

         No grants have been made under the Long-Term Incentive Plan. Furthermore, because awards under the Long-Term Incentive Plan are determined by the Committee in its sole discretion, we cannot determine the benefits or amounts that will be received or allocated in the future under the Long-Term Incentive Plan.

          The Board recommends that you vote "FOR" the approval of the Orthofix International N.V. 2004 Long-Term Incentive Plan.

          PROPOSAL 3: APPROVAL OF INCREASE IN MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE AND OTHER AMENDMENTS TO ARTICLES OF ASSOCIATION

         Our Board of Directors has approved and recommended for submission to the shareholders an amendment in full to Orthofix International N.V.'s Articles of Association. A marked copy of the Articles of Association as proposed to be amended is attached as Appendix III to this proxy statement, and reference is made to that appendix for the complete text of the provisions of the Articles of Association.

         The Board adopted the amendment in full to the Articles of Association on April 15, 2004, subject to shareholder approval. The revisions to the Articles of Association are intended to provide the company with additional flexibility and were prompted in part by changes in Netherlands Antilles corporate law, which became effective March 1, 2004. As a result of these changes, several provisions in the current Articles of Association of Orthofix International N.V. have become obsolete or are no longer necessary. The new Netherlands Antilles corporate laws provide greater flexibility in constructing the Articles of Association. The following summarizes the principal changes to be effected by the proposed amendment in full:

Proposal 3(a):  Increase in Maximum Number of Shares of Common Stock Available
                for Issuance

         The most significant of the proposed amendments approved by the Board is an amendment to the Articles of Association to increase the maximum number of shares of common stock available for issuance from 30,000,000 shares to 50,000,000 shares. The Board believes it is in the best interest of the stockholders to increase the number of shares to provide sufficient availability of shares for issuance from time to time for purposes which the Board may determine to be in Orthofix International N.V.'s best interest. These purposes could include stock splits and stock dividends, providing shares for awards under employee incentive plans, possible future acquisitions and other general corporate purposes. We have no current plans to pursue any of these transactions and issue additional shares. However, the Board believes it will be advantageous to enable the company to act promptly with respect to investment or acquisition opportunities without the expense or delay involved in convening a special stockholder meeting to authorize additional shares, which may be issued in connection with such opportunities. As of May 4, 2004, there were 15,230,962 shares of our common stock issued and outstanding, and an additional 1,953,232 shares were reserved for issuance under our stock option plans. If this amendment to the Articles of Association is adopted and the authorized common stock is increased to 50,000,000 shares, the Board of Directors would not anticipate obtaining further shareholder approval prior to issuing any of the newly authorized shares, unless required by the Articles of Association, Netherlands Antilles law or the rules of the SEC or Nasdaq.

         The issuance of additional shares of common stock without further stockholder approval may, among other things, have a dilutive effect on earnings per share and on equity of the present holders of common stock and their voting rights. Holders of the common stock of the company have no preemptive rights.

         While the Board believes it advisable to increase the maximum number of shares of common stock available for issuance for the reasons set forth above, the Board realizes that the increase in the number of available shares of common stock could be used for anti-takeover purposes as Orthofix International N.V. could issue additional shares to make more difficult or discourage an attempt to acquire control of Orthofix International N.V. Orthofix International N.V. is not aware of any effort to accumulate its securities or obtain control by means of a tender offer, proxy contest or otherwise. The amendment is being proposed to provide additional flexibility to finance growth.

         The amendment to increase the authorized common stock will be voted on as a separate Proposal 3(a) on the proxy card, while the amendment in full to make all other proposed changes to the Articles of Association will be voted on as Proposal 3(b).

Proposal 3(b):  Other Amendments to Articles of Association

         The other proposed amendments to the Articles of Association can be categorized into two types of changes: (i) amendments that we are voluntarily adopting in order to either take advantage of the flexibility provided by the recent changes in Netherlands Antilles law or to update and clarify certain provisions of the Articles of

Association, which has not been amended since 1995 and (ii) amendments required in order to comply with the recent changes in Netherlands Antilles law.

         The amendments we are voluntarily electing to adopt are as follows:

         o The description of the purpose of the company would be amended to clarify the scope of activities that can be conducted by the company to reflect the company's current business model in light of the recent acquisition of Breg, Inc.

         o The provisions relating to the circumstances under which the Board of Directors may fill a vacancy on the Board would be clarified to provide that in the event a director resigns, the Board of Directors may fill the vacancy created thereby until the next annual meeting, allowing the company to maintain a full membership on the Board and its Committees at all times.

         o Under Netherlands Antilles law, the shareholders are required to approve the company's financial statements. The provision in our Articles of Association stating that the adoption of the financial statements by the shareholders has the effect of acquitting and discharging the Board of Directors for their actions with respect to such financial statements would be deleted. The adoption of the financial statements no longer has this effect under Netherlands Antilles law. As a result, we believe it is appropriate from a corporate governance perspective to delete this provision from our Articles of Association as well.

         o The provision regarding the agenda for the annual meeting would be revised to set forth with more specificity the matters that are to be discussed at the financial statements, including (i) a report by the Board on the business of the company and the administration thereof conducted during the preceding fiscal year; (ii) submission of the financial statements for approval; (iii) election of the Board of Directors; (iv) ratification of the appointment of the company's accountants; and (v) the introduction of any other necessary related items of business.

         o The provision requiring that books and records must remain in the custody of a liquidator or designated custodian for 30 years after the liquidation would be revised to state that such books and records need only remain in the custody of a liquidator or custodian for 10 years. Netherlands Antilles law now provides more flexibility with regard to the required length of retention of books and records after a liquidation and we believe it is more practical to retain such records for 10 years.

         o The methods for giving notice for special board meetings and for appointing proxies to act at a meeting of the Board of Directors would be expanded to provide for e-mail and telefax communications.

         o The official version of the Articles of Association would be prepared in English rather than Dutch, as it is no longer a requirement of Netherlands Antilles law that the articles be prepared in Dutch. We believe that the presentation of the articles in English is more practical given that it is the more commonly spoken language.

         The amendments required by Netherlands Antilles law are as follows:

         o The provision relating to the transfer of the company's domicile to another jurisdiction must be deleted, as the corresponding provisions relating to transfer of domicile in the Netherlands Antilles law have been repealed and the provision contained in the Articles of Association which referred to this repealed law is no longer appropriate.

         o The provision requiring that 20% of the company's authorized capital must remain outstanding must be deleted. Netherlands Antilles corporate law no longer recognizes the term "authorized capital", and, as a result, no longer requires that a certain amount of a company's authorized capital remain outstanding.

         o The provision regarding the maintenance of a shareholders register must be revised to require additional information in the register, including the date of acquisition of the shares, as the requirements under Netherlands Antilles corporate law for the maintenance of a shareholders register have become more detailed.

         o The provision relating to the procedures to effect transfers of shares must be revised, as a result of changes in Netherlands Antilles law, to provide that such transfers be made by a deed of transfer between parties or, when shares are listed on a stock exchange, pursuant to the rules of that stock exchange.

         o The provision regarding the notice of the Annual Meeting must be revised to provide that such notice be given not less than 12 days prior to the date of the annual meeting, rather than 10 days, in accordance with the new requirements of Netherlands Antilles corporate law. We have elected to require that the notice be given not less than 15 days prior to the meeting in order to provide more time to shareholders to review and respond to the materials relating to the Annual Meeting.

         o The provision requiring that the financial statements be prepared within eight months after the end of the fiscal year and submitted to the shareholders for approval must be revised as a result of changes in the Netherlands Antilles corporate law. The provision must now provide that the shareholders may extend this eight-month period for up to an additional six months.

         In connection with the foregoing amendments, a vote in favor of either or both of Proposal 3(a) and Proposal 3(b) will include a power of attorney to each lawyer of STvB Advocaten (Curacao) N.V., Netherlands Antilles counsel to the company, to execute and file in the Netherlands Antilles the notarial deed of amendment effectuating the foregoing amendments, as approved by the shareholders.



            The Board recommends that you vote "FOR" the approval of
         the amendment in full to the Articles of Association, including
          (a) the amendment to increase the maximum number of shares of common stock available for issuance and (b) the other proposed amendments to the Articles of Association.

PROPOSAL 4: APPROVAL OF FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31,
2003

         Shareholders will be asked to consider, and, if thought fit, approve the balance sheet and income statement at and for the year ended December 31, 2003.

         Pursuant to Article 116 of Book 2 Civil Code of the Netherlands Antilles, the Board of Directors is required to draw up the company's balance sheet and income statement within eight months after the end of the fiscal year and to submit the same to the general meeting of shareholders for approval.

         A copy of the company's balance sheet and income statement at and for the year ended December 31, 2003 is included in our Annual Report, a copy of which accompanies this proxy statement, and in our Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC. If you would like additional copies of our Annual Report or a copy of our Annual Report on Form 10-K, please contact our Investor Relations department.

                 The Board of Directors recommends that you vote
           "FOR" the proposal to approve the balance sheet and income statement at and for the year ended December 31, 2003.

         PROPOSAL 5: RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                        AS INDEPENDENT AUDITORS FOR 2004

         We are asking you to ratify the Board's selection of Ernst & Young LLP as independent auditors for 2004. The Audit Committee recommended the selection of Ernst & Young LLP to the Board. Ernst & Young LLP has served as the independent auditors of Orthofix since 2002. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters.

         We do not anticipate that representatives of Ernst & Young LLP will be at the annual meeting. The work performed by Ernst & Young LLP during 2003 and 2002 and the related fees are set forth below.

                    The Board recommends that you vote "FOR"
                 ratification of the selection of Ernst & Young
                      LLP as independent auditors for 2004.

Principal Accountant Fees and Services

         The following table sets forth by category of service the total fees for services performed by Ernst & Young LLP during the fiscal years ended December 31, 2003 and December 31, 2002:


                                                                                         2003              2002
                                                                                        ------            ------
Audit Fees....................................................................          $638,312          $502,640
Audit-Related Fees............................................................           200,396            15,000
Tax Fees......................................................................         1,048,725           129,678
All Other Fees................................................................             7,912                 0
                                                                                       ---------           --------
     Total....................................................................        $1,895,345          $647,318


         Audit Fees

         Audit fees in 2003 and 2002 consisted of the aggregate fees, including expenses, billed in connection with the audit of our annual consolidated financial statements, quarterly reviews, statutory audits of our subsidiaries and accounting consultations on audit matters.

         Audit-Related Fees

         Audit-related fees in 2003 and 2002 were for acquisition-related due diligence services, employee benefit plan audits and accounting consultations. A substantial portion of the increase in audit-related fees in 2003 from 2002 was due to acquisition-related due diligence services in connection with our December 2003 acquisition of Breg, Inc.

         Tax Fees

         Tax fees in 2003 and 2002 related to services for tax compliance, tax planning and tax advice. The increase in tax fees in 2003 from 2002 was due to tax consulting services related to our acquisition of Breg, Inc.

         All Other Fees

         The remaining fees paid to Ernst & Young LLP in 2003 were related to access to professional reference materials and publications.

         Pre-Approval Policies and Procedures

         The Audit Committee approves all audit, audit-related services, tax services and other services provided by Ernst & Young LLP. Any services provided by Ernst & Young LLP that are not specifically included within the scope of the audit must be either (i) pre-approved by the entire Audit Committee in advance of any engagement or (ii) pre-approved by the Chairman of the Audit Committee pursuant to authority delegated to him by the other independent members of the Audit Committee, in which case the Audit Committee is then informed of his decision. Under the Sarbanes-Oxley Act of 2002, these pre-approval requirements are waived for non-audit services where (i) the aggregate of all such services is no more than 5% of the total amount paid to the external auditors during the fiscal year in which such services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services and (iii) such services are approved by the Audit Committee prior to the completion of the audit engagement. In 2003, less than 2% of the fees paid to Ernst & Young LLP for non-audit services were approved pursuant to the above exception.

         In making its recommendation to appoint Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2004, the Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP and has determined that such services do not interfere with that firm's independence in the conduct of its auditing function.

Change in Accountants

         On February 15, 2002, we announced the selection of Ernst & Young LLP as new independent accountants to audit our financial statements for the year ending December 31, 2002. The selection was based upon the recommendation of our Audit Committee and approval of the Board of Directors. Ernst & Young LLP replaced PricewaterhouseCoopers, or PwC, our previous accounting firm. During 2001, PwC concluded that it had violated the auditor independence rules of the Securities and Exchange Commission, or SEC, by providing bookkeeping services to a subsidiary of Orthofix International, and reported this violation to the SEC. The SEC permitted PwC to complete its audit of our financial statements for the year ending December 31, 2001, but did not permit PwC to remain as our independent accountants for the year ending December 31, 2002. Accordingly, PwC resigned upon completion of its audit of the financial statements for the year ended December 31, 2001.

         The report of PwC on our consolidated financial statements for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. In addition, in connection with the audit of our consolidated financial statements for the year ended December 31, 2001, and through June 25, 2002, there were no disagreements between Orthofix and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on our consolidated financial statements for such years.

         We furnished the above disclosure to PwC prior to filing this proxy statement with the SEC and PwC agreed that such disclosure was correct and complete.

                     INFORMATION ABOUT SHAREHOLDER PROPOSALS

         If you wish to submit a proposal to be included in our 2005 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, we must receive your written proposal on or before January 12, 2005. Please address your proposals to: Peter Clarke, Secretary, Orthofix International N.V., 7 Abraham de Veerstraat, Curacao, Netherlands Antilles.

         Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended, our proxy holders may use discretionary authority to vote with respect to shareholder proposals presented in person at the 2005 annual general meeting if the shareholder making the proposal has not notified Orthofix by March 28, 2005 of its intent to present a proposal at the 2005 annual general meeting.

                                                                      Appendix I

                          NOMINATING COMMITTEE CHARTER

                           ORTHOFIX INTERNATIONAL N.V.
                          NOMINATING COMMITTEE CHARTER

Purpose

         The Committee is established by the Board of Directors for the following purposes: (i) assisting the Board by actively identifying individuals qualified to become Board members and (ii) recommending to the Board the director nominees for election at the next annual meeting of stockholders.

Composition

         1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Committee.

         2. Qualifications. Each member of the Committee shall meet all applicable independence and other requirements of law and the Nasdaq Stock Market, Inc.

         3. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Committee.

         4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Committee.

Operations

         1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least two times per year.

         2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

         3. Report to Board. The Committee shall report its actions to the Board at the next regularly scheduled Board meeting after such action was taken and shall submit to the Board the minutes of its meetings.

         4. Assessment of Charter. The Committee shall conduct an annual assessment of the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

         1. The Committee shall identify and recommend to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in this Charter. The Committee shall report to the Board periodically on the status of these efforts. The Committee shall review candidates for the Board recommended by stockholders. The invitation to join the Board shall be extended by the Chair of the Board.

         2. The Committee shall review with the Board, on an annual basis, the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to the Company of its members and of anticipated needs. The Committee shall establish and review with the Board the appropriate skills and characteristics required of Board members.

         3. The Committee shall, upon a significant change in a director's principal occupation, review, as appropriate and in light of the then current Board policies, the continued Board membership of such director.

         4. The Committee shall identify and recommend to the Board the names of directors to serve as members of the Audit Committee, the Compensation Committee, as well as the Committee itself. In addition, the Committee shall recommend to the Board a member of each of the aforementioned committees to serve as Chair.

         5. The Committee shall establish policies for new director orientation and establish policies for the continued education of directors already on the Board.

         6. The Committee shall conduct a review of director's affiliations and transactions that could raise conflict of interest issues.

         7. The Committee shall periodically review the size and structure of the Board.

         The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

         The Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain search firms or advisors to identify director candidates and may also retain counsel or other advisors, in its sole discretion. The Committee shall be given the resources, and shall determine the funding requirements, for the payment of compensation to such search firm and any advisers employed by the Committee, and the payment of the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have sole authority to retain and terminate such search firms or advisors and to review and approve such search firm's or advisor's fees and other retention terms.

                                                                     Appendix II

                          2004 LONG-TERM INCENTIVE PLAN

                           ORTHOFIX INTERNATIONAL N.V.
                          2004 LONG-TERM INCENTIVE PLAN

1.       Purposes of the Plan

         The purposes of the Plan are to provide an incentive to certain officers, employees, directors and consultants of the Company and its Subsidiaries to increase their interest in the Company's success by offering them an opportunity to obtain a proprietary interest in the Company through the grant of equity-based awards.

2.       Definitions and Rules of Construction

         (a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

                  "Award" means an Option, Restricted Share Unit, Performance Share Unit, Stock Appreciation Right or Other Award granted by the Committee pursuant to the terms of the Plan.

                  "Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

                  "Board" means the Board of Directors of the Company.

                  "CEO" means the Chief Executive Officer of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan.

                  "Common Shares" means the Common Shares of the Company, par value $0.10 per share, or such other class of shares or other securities as may be applicable under Section 13(b) of the Plan.

                  "Company" means Orthofix International N.V. or any successor to substantially all of its business.

                  "Discounted Option" means a Nonqualified Stock Option or a Stock Appreciation Right with an exercise price that is below Fair Market Value per share on the date of grant (or, if the exercise price is not fixed on the date of grant, on such date as the exercise price is fixed).

                  "Effective Date" means the date on which the Plan is approved by the shareholders of the Company.

                  "Eligible Individual" means an individual described in Section 4(a) of the Plan.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "Fair Market Value" means, with respect to a Common Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

                  "Incentive Stock Option" means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

                  "Nonqualified Stock Option" means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

                  "Option" means an Incentive Stock Option or Nonqualified Stock Option granted pursuant to Section 7 of the Plan.

                  "Other Award" means any form of Award other than an Option, Restricted Share Unit, Performance Share Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.

                  "Participant" means an Eligible Individual who has been granted an Award under the Plan.

                  "Performance Period" means the period established by the Committee and set forth in the applicable Award Document over which Performance Targets are measured.

                  "Performance Share Unit" means a right to receive a Target Number of Common Shares (or cash, if applicable) payable at the end of a Performance Period, subject to the Participant's continued employment and the achievement of the applicable Performance Targets, granted pursuant to Section 9 of the Plan.

                  "Performance Target" means the targets established by the Committee and set forth in the applicable Award Document.

                  "Plan" means the Orthofix International N.V. 2004 Long-Term Incentive Plan as described herein.

                  "Prior Plan" means the Orthofix International N.V. Staff Share Option Plan.

                  "Restricted Share Unit" means a right to receive a Common Share (or cash, if applicable) in the future, subject to time vesting and the Participant's continued employment with the Company, granted pursuant to Section 8 of the Plan.

                  "Stock Appreciation Right" means a right to receive all or some portion of the appreciation on Common Shares granted pursuant to
         Section 10 of the Plan.

                  "Subsidiary" means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body or
         (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term "Subsidiary" shall be defined in the manner required by Section 424(f) of the Code.

                  "Target Number" means the target number of Common Shares established by the Committee and set forth in the applicable Award Document.

         (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.       Administration

         (a) Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, to:

                  (i) select the Participants from the Eligible Individuals;

                  (ii) grant Awards in accordance with the Plan;

                  (iii) determine the number of Common Shares subject to each Award or the cash amount payable in connection with an Award;

                  (iv) determine the terms and conditions of each Award, including, without limitation, those related to term, vesting, forfeiture, payment, settlement, exercisability, Performance Periods, Performance Targets, Target Numbers, and the effect, if any, of a Participant's termination of employment with the Company or any of its Subsidiaries or a change in control of the Company, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award;

                  (v) specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

                  (vi) construe and interpret any Award Document delivered under the Plan;

                  (vii) prescribe, amend and rescind rules and procedures relating to the Plan;

                  (viii) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

                  (ix) vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions; and

                  (x) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

         (b) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

         (c) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

         (d) Delegation of Authority. The Committee may designate one or more of its members or persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate its authority with regard to Awards (including decisions concerning the timing, pricing and amount of Common Shares subject to an Award) granted to Eligible Individuals (i) who are officers or directors for purposes of Section 16(b) of the Exchange Act or (ii) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code.

         (e) Liability of Committee. No member of the Board or Committee, the CEO, or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person's fraud, willful misconduct or failure to act in good faith. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

         (f) Action by the Board. Anything in the Plan to the contrary notwithstanding, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.       Eligibility

         (a) Eligible Individuals. Awards may be granted to officers, employees, directors and consultants of the Company or any of its Subsidiaries. The Committee shall have the authority to select the persons to whom Awards may be granted and to determine the number and terms of Awards to be granted to each such Participant. Under this Plan, references to "employment," "employed," etc. include Participants who are consultants of the Company or its Subsidiaries.

         (b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.       Common Shares Subject to the Plan

         (a) Plan Limit. The maximum number of shares of Common Shares that may be awarded for all purposes under the Plan shall be the aggregate of:

                  (i) 2,000,000 shares;

                  (ii) the number of shares previously authorized but not reserved for options under the Prior Plan as of the date the Plan is approved; and

                  (iii) any shares corresponding to an award, or portion thereof, under the Prior Plan that are forfeited or expire for any reason without having been exercised or settled after the date the Plan is approved (collectively, the "Plan Limit").

Shares issued upon exercise of Awards may be either authorized and unissued shares or shares held by the Company in its treasury.

         (b) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of Common Shares that remain available for issuance under the Plan, the number of Common Shares corresponding to Awards under the Plan that are forfeited or expire for any reason without having been exercised or settled, the number of Common Shares tendered or withheld to pay the exercise price of an Award and the number of shares withheld from any Award to satisfy a Participant's tax withholding obligations shall be added back to the Plan Limit and again be available for the grant of Awards.

         (c) Special Limits. Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 13(b), the following special limits shall apply to Common Shares available for Awards under the Plan:

                  (i) the maximum number of Common Shares that, in the aggregate, may be subject to Discounted Options, Restricted Stock Units payable in Common Shares, Performance Share Units payable in Common Shares, and Other Awards payable in Common Shares shall equal 400,000 shares;

                  (ii) the maximum number of Common Shares that may be subject to Options granted to any Eligible Individual in any calendar year shall equal 200,000 shares, plus any shares which were available under this Section 5(c)(ii) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards; and

                  (iii) the maximum number of Common Shares that may be subject to Restricted Share Units, Performance Share Units, Stock Appreciation Rights or Other Awards granted to any Eligible Individual in any calendar year shall equal 200,000 shares, plus any shares which were available under this Section 5(c)(iii) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards.

6.       Awards in General

         (a) Types of Awards. Awards under the Plan may consist of Options, Restricted Share Units, Performance Share Units, Stock Appreciation Rights and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

         (b) Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.

         (c) Termination of Employment and Change in Control. The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant's termination of employment with the Company or any of its Subsidiaries. In connection with a Participant's termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award, which provisions may be specified in the applicable Award Document or determined at a subsequent time. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

         (d) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award, which payments can either be paid currently or deemed to have been reinvested in Common Shares, and can be made in Common Shares, cash or a combination thereof, as the Committee shall determine.

         (e) Rights of a Shareholder. A Participant shall have no rights as a shareholder with respect to Common Shares covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b).

         (f) Performance-Based Awards. The Committee may determine whether any Award under the Plan is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Targets, to the extent required by Section 162(m) of the Code. The Performance Targets that may be used by the Committee for such Awards will be based on measurable and attainable financial goals for the Company, one or more of its operating divisions or Subsidiaries or any combination of the above such as net income, net revenue, cash flow, operating margin, operating revenue, pre-tax income, pre-tax operating income, operating income growth, return on assets, total shareholder return, share price, return on equity, diluted earnings per share or earnings per share growth, or a combination thereof as selected by the Committee, and quantifiable non-financial goals. Each Participant is assigned a Target Number payable if Performance Targets are achieved. If a Participant's performance exceeds such Participant's Performance Targets, Awards may be greater than the Target Number, but may not exceed 200% of such Participant's Target Number. The Committee retains the right to reduce any Award if it believes that individual performance does not warrant the Award calculated by reference to the result. In the event that all members of the Committee are not "outside directors" as that term is defined in Section 162(m) of the Code, the grant and terms of Awards intended to qualify as "performance-based compensation" will be made by a subcommittee of the Committee consisting of two or more "outside directors" for purposes of
Section 162(m) of the Code.

7.       Terms and Conditions of Options

         (a) General. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate.

         (b) Exercise Price. The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price of an Option shall not be less than 100% of the Fair Market Value per share on the date of grant unless, subject to the limitations on Discounted Options set forth in Section 5(c)(i), the Committee elects to set the exercise price below Fair Market Value on the date of grant (or, if the exercise price is not fixed on the date of grant, on such date as the exercise price is fixed). Payment of the exercise price of an Option shall be made in any form approved by the Committee at the time of grant.

         (c) Term. An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option.

         (d) Incentive Stock Options. The exercise price per share of an Incentive Stock Option may not be less than 100% of the Fair Market Value per share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the Common Shares subject to such Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

8.       Terms and Conditions of Restricted Share Units

         The Committee is authorized to grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, one or more Common Shares in consideration of the Participant's employment with the Company or any of its Subsidiaries. If and when the forfeiture provisions lapse, the Restricted Share Units shall become Common Shares owned by the corresponding Participant or, at the sole discretion of the Committee, cash, or a combination of cash and Common Shares, with a value equal to the Fair Market Value of the shares at the time of payment.

9.       Terms and Conditions of Performance Share Units

         The Committee is authorized to grant Performance Share Units to Eligible Individuals. A Performance Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, a Target Number of Common Shares based upon the achievement of Performance Targets over the applicable Performance Period. At the sole discretion of the Committee, Performance Share Units shall be settled through the delivery of Common Shares or cash, or a combination of cash and Common Shares, with a value equal to the Fair Market Value of the Common Shares as of the last day of the applicable Performance Period.

10.      Stock Appreciation Rights

         (a) General. The Committee is authorized to grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of Common Shares for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Shares covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant, provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value per share on the date of grant unless, subject to the limitations on Discounted Options set forth in Section 5(c)(i), the Committee elects to set the exercise price below Fair Market Value on the date of grant (or, if the exercise price is not fixed on the date of grant, on such date as the exercise price is fixed). At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or Common Shares, or in a combination of cash and Common Shares, having an aggregate Fair Market Value as of the date of exercise equal to such cash amount.

         (b) Stock Appreciation Rights in Tandem with Options. A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of Common Shares as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

11.      Other Awards

         The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Shares, for the acquisition or future acquisition of Common Shares, or any combination thereof.

12.      Certain Restrictions

         (a) Transfers. Unless the Committee determines otherwise on or after the date of grant, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted

Transferee of the Participant. The Committee may in its discretion permit transfers of Awards other than those contemplated by this Section 12(a).

         (b) Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Award has been transferred in accordance with
Section 12(a). The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

13.      Recapitalization or Reorganization

         (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5, including the maximum number of shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares at a price substantially below Fair Market Value or other similar corporate event affecting the Common Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the exercise price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.

14.      Term of the Plan

         Unless earlier terminated pursuant to Section 16, the Plan shall terminate on the 10th anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the 10th anniversary of the Effective Date.

15.      Effective Date

         The Plan shall become effective on the Effective Date; provided, however, that, if the Plan is not approved by the shareholders upon submission to them for approval, the Plan shall be void ab initio and of no further force and effect.

16.      Amendment and Termination

         Notwithstanding anything herein to the contrary, the Board may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof and no amendment which (i) increases the Plan Limit or (ii) permits a reduction in the exercise price of Options or Stock Appreciation Rights under circumstances other than in connection with a transaction or event described in Section 13(b), shall be effective without shareholder approval.

17.      Miscellaneous

         (a) Tax Withholding. The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Common Shares, the Company or a Subsidiary, as appropriate, may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares that were issued to such individual to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

         (b) No Right to Awards or Employment. No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time.

         (c) Section 16(b) of the Exchange Act. The Plan is intended to comply in all respects with Section 16(b) of the Exchange Act. Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change in control of the Company, would result in the possible imposition of liability on a Participant pursuant to
Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

         (d) Section 162(m) of the Code. The Plan is intended to comply in all respects with Section 162(m) of the Code.

         (e) Awards to Individuals Subject to Non-U.S. Jurisdictions. To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such persons (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

         (f) Securities Law Restrictions. An Award may not be exercised or settled and no Common Shares may be issued in connection with an Award unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws and any applicable foreign securities laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available. The Committee may require each Participant purchasing or acquiring Common Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Common Shares for investment purposes and not with a view to the distribution thereof. All certificates for Common Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (g) Award Document. In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

         (h) Application of Funds. The proceeds received by the Company from the sale of Common Shares pursuant to Awards will be used for general corporate purposes.

         (i) Governing Law. The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York and without giving effect to principles of conflicts of laws.

                                                                    Appendix III

                      AMENDMENTS TO ARTICLES OF ASSOCIATION


         A marked copy of the proposed amendment in full to the Articles of Association is included in this Appendix III. Language deleted from the Articles of Association is indicated by brackets and language added to the Articles of Association appears in all capital letters.




                                      III-1

                             ARTICLES OF ASSOCIATION

                                NAME AND DOMICILE
                                    ARTICLE 1

1.1      The name of the Company is: "ORTHOFIX INTERNATIONAL N.V.".

1.2 In transactions in foreign countries, the name "Orthofix International Inc." may be used.

1.3 The Company is domiciled in Curacao and may have branches and/or branch offices elsewhere.

1.4 [The Company may transfer its place of domicile to another country and assume the status of a legal entity formed under the laws of that country in accordance with the Netherlands Antilles Ordinance on Transfer of Domicile to Third Countries pursuant to a resolution of the Board of Directors.]

                                    PURPOSE
                                    ARTICLE 2

2.1      The purpose of the Company is:

         (a) to [manufacture, market, sell, buy and use trauma,] ACT AS A DIVERSIFIED orthopedic [and related medical] products COMPANY MANUFACTURING, MARKETING AND SELLING A BROAD LINE OF MINIMALLY INVASIVE SURGICAL, AS WELL AS NON-SURGICAL, PRODUCTS FOR THE SPINE, RECONSTRUCTION AND TRAUMA MARKET SECTORS, including but not limited to external AND INTERNAL fixation devices used in [bone] fracture treatment, limb lengthening and bone reconstruction, [equipment, parts and accessories therefor and any and all] NON-INVASIVE STIMULATION products [using the same or used therewith, throughout the world], BRACING PRODUCTS AND PAIN MANAGEMENT PRODUCTS and to engage in any business related thereto;

         (b) to manufacture, buy, sell and use any and all products made from wood, metal, plastic or other material or materials or combinations thereof and to engage in manufacturing generally;

         (c) to enter into and carry on any mercantile business in any country and to receive by assignment or purchase or to otherwise acquire any accounts receivable, bank accounts, securities, bills of exchange, notes, bonds, letters of credit, stocks or other instruments of value or documents of title in any country and to collect and hold the proceeds thereof;

         (d) to undertake, conduct, assist, promote or engage in any research and development;

         (e) to organize and to own, directly or indirectly, and to operate, under the laws of any state or other government, domestic or foreign, corporations and other organizations; to subscribe for any such corporation or organization; and to dissolve, liquidate, wind up, reorganize, merge or consolidate any such corporation or organization;

         (f) to invest its assets in securities, including shares and other certificates of participation and bonds, as well as other claims for interest bearing debts, however denominated, and in any and all forms,


                                      III-2
                  the borrowing of money and the issuance of evidences of indebtedness therefor, as well as the lending of money;
         (g)      to acquire considerations paid for technical assistance;

         (h) to invest its assets directly or indirectly in real property and right, to acquire, own, hire, let, lease, rent, divide, drain, reclaim, develop, improve, cultivate, build on, sell or otherwise alienate, mortgage or otherwise encumber real property and to construct infrastructure work, like roads, pipes and similar works on real estate;

         (i) to obtain income from the disposition or grant of rights to use copyrights, patents, designs, secret processes and formulae, trademarks and other analogous property, from royalties (including rentals) for the use of industrial, commercial or scientific equipment, and from compensation or other consideration received for technical assistance or services;

         (j) to establish, participate in and manage limited liability and other companies or other undertakings of every kind or nature whatsoever, and to engage in industry and trade;

         (k) to guarantee or otherwise secure, and to transfer ownership, to mortgage, to pledge or otherwise to encumber assets as security for the obligations of the Company and for the obligations of third parties, with or without consideration;

         (l) to borrow moneys upon the issuance of its bonds, debentures, notes or other obligations and to give security therefor; and

         (m) to place in trust all or any of its properties, including securities.

 2.2 The Company is entitled to do all that may be useful or necessary for the attainment of the above purposes or that is connected therewith in the widest sense, including the participation in and the management of any other venture or corporation.

                                    DURATION
                                    ARTICLE 3
         The Company shall have perpetual existence.

                               CAPITAL AND SHARES
                                    ARTICLE 4

4.1 The [authorized] capital of the Company [shall be (3) three million United States dollars (US $3,000,000)], IS divided into [thirty million (30,000,000)] Common Shares with a par value of ten United States cents (US $0.10) per share (the "Common Shares"), WITH A MAXIMUM OF FIFTY MILLION (50,000,000) COMMON SHARES.

4.2 Common Shares [representing at least twenty percent (20%) of the authorized capital of the Company have been subscribed for at the time of this amendment to the articles of association. 4.3 The remaining unissued Common Shares] shall be issued PURSUANT TO A DEED BETWEEN THE COMPANY AND THE PROSPECTIVE SHAREHOLDER at such times, under such conditions and for such consideration as may be determined by, or on behalf of, the Board of Directors, provided that such consideration shall not be less than par value.

                                      III-3

4.3 [4.4] The Board of Directors is competent, without instruction of the General Meeting of Shareholders, to redeem Common Shares with due observance of the provisions applicable thereto of these Articles of Association and subsequently cancel them. The redemption price per Common Share so redeemed shall be calculated in accordance with generally accepted accounting principles as being the value that would be payable on such Common Shares were the Company liquidated or dissolved.

4.4 [4.5] Options to subscribe for Common Shares in the Company may be issued to directors, officers and other persons employed by the Company and/or its subsidiaries or whose services are otherwise contracted by the Company, for such consideration and on such terms as determined from time to time by, or on behalf of, the Board of Directors, provided that [after September fifteenth nineteen hundred ninety-five] the exercise price of such options shall not be below the net asset value of the relevant Common Shares as calculated in accordance with generally accepted accounting principles at the time of issuance of the relevant options.

4.5 [4.6] The options will be issued by the Board of Directors in registered form only, and shall be entered in a register, which shall be kept by, or on behalf of, the Board of Directors.

4.6 [4.7] At the request of a holder of options, certificates may be issued for the options held by him. Option certificates shall be signed by a director, which signature may be in facsimile.

                                    ARTICLE 5

No holder of Common Shares of the Company shall have as such shareholder any preferential or preemptive right to purchase or subscribe for any Common Shares or any securities convertible into or exchangeable for shares which the Company may issue.
                                    ARTICLE 6

6.1 The Company may, WITH DUE OBSERVANCE OF THE PROVISIONS OF ARTICLE 114 OF BOOK 2 CIVIL CODE NETHERLANDS ANTILLES for its own account and for valuable consideration from time to time, acquire fully paid Common Shares[, provided that at least twenty percent (20%) of its authorized capital in the form of Common Shares remains outstanding and held by others than the Company itself]. The authority to make any such acquisition is vested in the Board of Directors. Any Common Shares so acquired may be cancelled by the Board of Directors.

6.2 The Company shall not acquire any voting rights by reason of ownership of its Common Shares, and, in connection with any General Meeting of Shareholders, Common Shares owned by the Company shall not be counted as outstanding, or as present or represented, for the purpose of determining a quorum or for any other purpose.

                                    ARTICLE 7

7.1      The Common Shares shall be in registered form.

7.2 Share certificates for the Common Shares may be issued at the request of the shareholder.

7.3 The Common Shares shall be entered into a register (the "Register") which is kept by the Board of Directors or by a registrar designated thereto by the Board of Directors (the "Registrar"). Each entry shall mention the name of the shareholder, his residence or his elected domicile, the DATE OF ACQUISITION

                                      III-4

         AND THE quantity of his Common Shares and the numbers of the share certificates, if any, representing such Common Shares AND SUCH FURTHER INFORMATION AS IS MENTIONED IN ARTICLE 109 BOOK 2 CIVIL CODE NETHERLANDS ANTILLES. The Register shall not be open for inspection by third parties or shareholders with respect to Common Shares other than those registered in their name, except with respect to Common Shares that have not been paid in full and except further, with respect to the Registrar, if said Registrar has been requested, or if demand of said Registrar has been made, to disclose any piece of information in the Register and failure to disclose such information would lead to liability of the Registrar.

7.4 Every transfer and devolution of a Common Share shall be entered in the Register and every such entry shall be signed by a director or by the Registrar or by a transfer agent (a "Transfer Agent") designated thereto by the Board of Directors.

7.5 If any shareholder shall establish to the satisfaction of the Board of Directors that his share certificate has been lost or destroyed, then, at his request, a duplicate may be issued under such conditions and guarantees (which, if required by the Board of Directors, may include the provision of an indemnity bond issued by an insurance company) as the Board of Directors shall determine. By the issuance of the new share certificates on which shall be recorded that it is a duplicate, the old certificate in place of which the new one has been issued shall become null and void. The Board of Directors may authorize the exchange of new share certificates for mutilated share certificates. In such case the mutilated share certificates shall be delivered to the Company and shall be cancelled immediately. The cost of a duplicate or new certificate and any proper expenses incurred by the Company in connection with the issuance thereof may, at the option of the Board of Directors, be charged to the shareholder.

7.6      (A)      The transfer of Common Shares shall be effected [either] by A
                  DEED OF TRANSFER BETWEEN THE TRANSFEROR AND THE TRANSFEREE AND serving [a] OF THAT deed [of transfer] upon the Company or by written acknowledgement of the transfer by the Company. IF
                  SHARE CERTIFICATES HAVE BEEN ISSUED, PARTIES MAY MAKE AN
                  APPROPRIATE DECLARATION ON THE CERTIFICATE, which THEN COUNTS
                  AS A DEED OF TRANSFER AND THE ACKNOWLEDGMENT BY THE COMPANY can [only] take place by an annotation on the share certificate [, if share certificates have been issued].

         (B) AS LONG AS THE COMMON SHARES ARE LISTED ON A STOCK EXCHANGE, TRANSFER OF SHARES MAY ALSO BE EFFECTED IN ACCORDANCE WITH THE SYSTEM COMMONLY APPLIED BY SUCH STOCK EXCHANGE.

7.7 The entry in the Register provided for in paragraphs 3 and 4 of this Article shall have the effect of a written acknowledgement of the transfer by the Company in the event no share certificate(s) has (have) been issued.

                                   MANAGEMENT

                                    ARTICLE 8

                                      III-5

8.1 The management of all the affairs, property and business of the Company shall be vested in a Board of Directors, who shall have and may exercise all powers except such as are exclusively conferred upon the shareholders by law or by these Articles of Association, as from time to time amended.

8.2 With respect to the issuance of Common Shares, the Board of Directors, or persons acting pursuant to authority granted by the Board of Directors, may enter into and conclude agreements without the necessity of any action by the General Meeting of Shareholders:

         (a) imposing special obligations upon the Company in connection with the subscription for Common Shares;

         (b) concerning the issue of Common Shares on a basis other than that on which participation in the Company is open to the public; or

         (c) providing for the payment for Common Shares by means other than by legal tender of the Netherlands Antilles.

8.3 SAVE AS SET FORTH IN ARTICLE 8.5, THE [The] directors shall be elected at a General Meeting of Shareholders by a plurality of votes cast, in person or by proxy, by the shareholders. The number of persons constituting the whole Board of Directors shall be not less than seven nor more than fifteen, as fixed and elected by the General Meeting of Shareholders. The number of persons constituting the whole Board of Directors shall, until changed at any succeeding General Meeting of Shareholder, be the number so fixed and elected. Directors may be removed or suspended at any time by the General Meeting of Shareholders. At any General Meeting of Shareholders at which action is taken to increase the number of the whole Board of Directors or to remove a director, or at any subsequent General Meeting of Shareholders, the shareholders may fill any vacancy or vacancies created by such action.

8.4 Each director shall be elected to serve until the next annual General Meeting of Shareholders and until his successor shall be elected and qualified, or until his death, resignation, retirement or removal.

8.5 In the event that one or more of the directors RESIGNS OR is prevented from or is incapable of acting as director, the remaining directors (or the remaining director, if there should be only one) may appoint one or more persons to fill the vacancy or vacancies thereby created on the Board of Directors until the next General Meeting of Shareholders, provided that if at any time the number of directors then in office shall be reduced to less than two, the remaining directors or director shall forthwith call a General Meeting of Shareholders for the purpose of filling the vacancies in the Board of Directors, and provided further that in the event that all of the directors are prevented from or are incapable of acting as directors, the Company shall be temporarily managed by any person or persons previously appointed by the Board of Directors so to act who shall forthwith call a General Meeting of Shareholders for the purpose of electing a Board of Directors. If no such General Meeting of Shareholders shall be called, and if no such person shall have been appointed, any person or persons holding in the aggregate at least twenty-five per cent (25%) of the outstanding Common Shares of the Company may call a General Meeting of Shareholders for the purpose of electing a Board of Directors.

                                      III-6

8.6 A regular meeting of the Board of Directors shall be held at such place, at such time and on such notice as the Board of Directors shall determine from time to time, and a special meeting shall be held as and when the Chairman or Vice Chairman of the Board of Directors shall call the same. Notice of the time and place of a special meeting shall be given:

         (a) not less than ninety-six (96) hours before such meeting, by written notice mailed to each director, or

         (b) not later than the calendar day immediately preceding the date of such meeting, by personal delivery, or by telephone call or by sending [a telegram] AN E-MAIL or telefax to each director.

         A waiver of notice of any such meeting signed by all of the directors, whether before, at or after the time of such meeting, shall be deemed equivalent to notice of the meeting.

8.7 A majority of the whole Board of Directors shall constitute a quorum for the conduct of any business and the action of the majority of the directors present, in person or by proxy as hereinafter provided, at a meeting at which a quorum is so present, shall constitute the action of the Board of Directors. In the absence of a quorum, one director may adjourn any meeting from time to time until a quorum shall be present and no notice of the adjourned meeting need be given if the time and place are fixed at the meeting adjourned and if the period of adjournment does not exceed ten days in any one adjournment.

8.8 Meetings of the Board of Directors may be held through conference telephone calls or other communication equipment allowing all persons participating in the meeting to hear each other or through any other device permitted by then applicable law, and participation in a meeting through any such lawful device or arrangement shall constitute presence at such meeting.

8.9 When action by the Board of Directors is required or permitted to be taken, action at a meeting may be dispensed with if all the directors shall consent in writing to such action taken or being taken. Directors may by [telegram] E-MAIL, TELEFAX, or other writing appoint a proxy to act at any meeting of the Board of Directors, such proxy to be restricted, however, to the particular meeting specified therein. Such proxy must be another director of the Company.

                                    ARTICLE 9

9.1 The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may appoint an Executive Committee (and may discontinue the same at any time) to consist of two or more directors of the Company to hold office at the pleasure of the Board of Directors. Additional members of the Executive Committee may, but are not required to, be directors. The Executive Committee shall, subject to the provisions laid down in these Articles of Association, have and may exercise all the powers and authority delegated to it by the Board of Directors regarding the management of the business and affairs of the Company. The Executive Committee shall not have the power or authority to:

         (a) recommend to the shareholders to amend the Articles of Association;

         (b) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's property and assets;


                                      III-7

         (c) recommend to the shareholders the dissolution and liquidation of the Company;

         (d) amend the By-laws, as defined in paragraph 6 of Article 10 of these Articles of Association (in Dutch: "reglement"), if any;

         (e)      declare interim dividends; or

         (f)      authorize the issuance of Common Shares;
         for as much as such powers are within the authority of the entire Board of Directors or the General Meeting of Shareholders.

9.2 Meetings of the Executive Committee may be called at any time by the Chairman of the Board of Directors or the Chairman of the Executive Committee or any two members of the Executive Committee. Two members of the Executive Committee shall constitute a quorum for the transaction of business, except that when the Executive Committee consist of one member, then one member shall constitute a quorum.

9.3 The Board of Directors by resolution passed by a majority of the entire Board of Directors may appoint such other Committees as may be deemed advisable and may terminate any such Committee at any time. Each Committee shall have two or more members who may, but are not required to, be directors and who shall serve at the pleasure of the Board of Directors and shall have such powers as may be provided by resolution of the Board of Directors. Two members of each of such Committee shall constitute a quorum for the transaction of business except that when such an additional Committee consists of one member, then one member shall constitute a quorum.

                                   ARTICLE 10

10.1 The Board of Directors annually shall elect or appoint the following officers: a Chairman, a President, a Secretary and a Treasurer, each to serve until his successor is elected and qualified. The Board of Directors from time to time also may elect or appoint a Chairman of the Executive Committee, one or more Vice Chairmen of the Board of Directors, one or more Vice Presidents (who may have such additional descriptive designations as the Board of Directors may determine), a Controller, one or more Assistant Treasurers, Assistant Controllers and any such other officers and agents as it determines proper, all of whom shall hold office at the pleasure of the Board of Directors. The same person may hold any two or more of the aforesaid offices but no officer shall execute, acknowledge or verify an instrument in more than one capacity if such instrument is required by law or by these Articles of Association to be executed, acknowledged or verified by two or more officers. The Chairman and the Vice Chairman of the Executive Committee shall be chosen from among the Board of Directors, but the other officers of the Company need not be members of the Board of Directors.

10.2 The Company shall be represented at law and otherwise, and shall be bound with respect to third parties by:

         (a) those directors authorized by the Board of Directors to represent the Company, who shall have the following titles and occupy the following offices:

                  (i)      Chairman; or

                  (ii)     Vice Chairman;

                                      III-8

         (b) persons, who may, but are not required to, be directors, authorized by the Board of Directors to represent the Company, who shall have the following titles and occupy the following offices:

                  (i) President;

                  (ii) one or more Vice Presidents;

                  (iii) Chief Executive Officer;

                  (iv) Chief Operating Officer;

                  (v) Controller;

                  (vi) Treasurer; or

                  (vii) Secretary.

         The Board of Directors may also from time to time authorize other persons, who may or may not be directors, to represent the Company, who shall have such titles and occupy such additional offices as the Board of Directors may determine.

10.3 The General Meeting of Shareholders may grant specific authority to the Chairman, the President or any member of the Board of Directors to represent the Company with respect to any particular matter as specified by such General Meeting of Shareholders.

10.4 The persons holding the above-mentioned offices or any other offices which the Board of Directors may from time to time authorize as herein provided shall, respectively, have such power and authority as the Board of Directors may from time to time grant to the holders of the offices held by them.

10.5 The Board of Directors may grant general or specific authority to additional agents or to committees, giving such agents or committees such general or limited powers or duties as it may deem appropriate.

10.6 The Board of Directors may adopt and may amend and repeal such rules and regulations as it may deem appropriate for the conduct of the affairs and the management of the Company, including rules, regulations and resolutions setting forth the specific powers and duties of the holders of the above-mentioned offices and other persons authorized by the Board of Directors to represent the Company (the "By-laws"). Such rules, regulations and resolutions must be consistent with these Articles of Association.

10.7 The directors, the holders of the above-mentioned offices and other persons authorized by the Board of Directors to represent the Company shall receive such compensation as the Board of Directors may from time to time prescribe.

                                   ARTICLE 11

11.1 The Company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the


                                      III-9
         best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company.

11.2 The Company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company for improper conduct unless and only to the extent that the court in which such action or suit was brought or any other court having appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, judgments, fines and amounts paid in settlement which the court in which the action or suit was brought or such other court having appropriate jurisdiction shall deem proper.

11.3 To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

11.4 Any indemnification under paragraphs 1 and 2 of this Article (unless ordered by a court) shall be made by the Company only as authorized by contract approved, or by-laws, resolution or other action adopted or taken, by the Board of Directors or by the shareholders.

11.5 Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized by this Article.

11.6 The indemnification and advancement of expenses provided by or granted pursuant to the other paragraphs of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director,

                                     III-10
         officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of the estate of such a person.

11.7 The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

11.8 For purposes of this Article, reference to the Company shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, and which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation if its separate existence had continued.

                         GENERAL MEETING OF SHAREHOLDERS
                                   ARTICLE 12

12.1     All General Meetings of Shareholders shall be held in Curacao.

12.2 The annual General Meeting of Shareholders shall be held within nine months after the end of the preceding fiscal year on a date determined from year to year by the Board of Directors [for].
         AT SUCH ANNUAL GENERAL MEETING:

         A. the [purpose] BOARD of [electing directors reporting] DIRECTORS SHALL REPORT on the [course of] business OF THE COMPANY AND THE ADMINISTRATION THEREOF CONDUCTED during the preceding fiscal year [and for any other purposes required by law, and for such additional purposes as may be specified in the notice of such meeting];

         B. THE ANNUAL ACCOUNTS INCLUDING THE BALANCE SHEET AND THE PROFIT AND LOSS STATEMENT WITH AN EXPLANATORY STATEMENT SETTING FORTH THE STANDARDS BY WHICH THE PROPERTIES OF THE COMPANY HAVE BEEN VALUED (THE "ANNUAL ACCOUNTS") WILL BE SUBMITTED BY THE BOARD OF DIRECTORS FOR APPROVAL;

         C.     MEMBERS OF THE BOARD OF DIRECTORS WILL BE ELECTED;

         D. THE APPOINTMENT OF THE ACCOUNTANTS WILL BE RATIFIED AS REFERRED TO IN ARTICLE 117 OF BOOK 2 CIVIL CODE OF THE NETHERLANDS ANTILLES; AND

                                     III-11

         E. THE BOARD OF DIRECTORS SHALL INTRODUCE ANY RELATED ITEMS OF BUSINESS DEEMED NECESSARY FOR DISCUSSION BY THE BOARD OF DIRECTORS OR GENERAL MEETING OF SHAREHOLDERS.

12.3 Special General Meetings of Shareholders may be called at any time only upon the direction of the Chairman, the Vice Chairman, or by resolution of the Board of Directors.

12.4 Notice of General Meetings of Shareholders, whether annual General Meetings or special General Meetings, stating the time and place of the meeting, shall be given to the shareholders not less than [ten (10)] FIFTEEN (15) or more than sixty (60) days prior to the date of the meeting in question by mailing a written notice, postage prepaid to each shareholder at the address thereof appearing in the Register.

12.5 All notices of General Meetings of Shareholders shall state the matters to be considered at the meeting. In the event a General Meeting of Shareholders is to consider an amendment to these Articles of Association, then such shall be stated in a notice and the full text of such amendments shall be filed at the offices of the Company for inspection by every shareholder until the conclusion of the General Meeting of Shareholders.

                                   ARTICLE 13

13.1 Every shareholder has the right to attend any General Meeting of Shareholders in person or by proxy, and to address the meeting.

13.2 Each holder of Common Shares shall be entitled to one vote for each Common Share held on all matters to be voted on, including the election of directors.

                                   ARTICLE 14

For the purpose of determining shareholders entitled to notice of and/or to vote at any General Meeting of Shareholders, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Company may provide that the Register shall be closed for a stated period not to exceed, in any case, fifty
(50) days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a General Meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the Register, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty
(50) days and, in case of a General Meeting of Shareholders, not less than ten
(10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a General Meeting of Shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any General Meeting of Shareholders has been made as herein provided, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer books and the stated period of closing has expired.

                                   ARTICLE 15

                                     III-12

15.1 Except as otherwise provided herein, no action may be taken at any General Meeting of Shareholders unless a quorum consisting of the holders of at least one half of the outstanding Common Shares are present at such meeting in person or by proxy.

15.2 If a quorum is not present in person or by proxy at any General Meeting of Shareholders a second general meeting shall be called in the same manner as such original meeting of Shareholders, to be held within two months, at which second meeting, regardless of the number of Common Shares represented (but subject to the provisions of Articles 19, 20 and 21), valid resolutions may be adopted with respect to any matter stated in the notice of the original meeting and also in the notice of such second meeting or which by law is required to be brought before the shareholders despite the absence of a quorum.

15.3 Subject to the provisions of Articles 19, 20 and 21, a majority of the votes cast shall be necessary to adopt any resolution at any General Meeting of Shareholders.

15.4 The Chairman of the Board of Directors or in his absence the Vice Chairman or a person designated by the Board of Directors shall preside at General Meetings of Shareholders.

15.5 At any General Meeting of Shareholders, a shareholder may vote upon all matters before the meeting, even if the decision to be taken would grant him, in a capacity other than as a shareholder, any right against the Company or would in such other capacity relieve him of any obligation to the Company.

                             DISTRIBUTION OF PROFITS
                                   ARTICLE 16

16.1 All profits may be reserved at the discretion of the Board of Directors. The profits so reserved shall be reflected on the Company's annual balance sheet in a Common Share Retained Earnings Account. No profits reserved by the Board of Directors pursuant to a duly adopted resolution shall be distributed to the holders of Common Shares, unless the Board of Directors has first recommended in writing to the General Meeting of Shareholders that such a distribution be made and the General Meeting of Shareholders has duly adopted a subsequent resolution confirming the recommendation of the Board of Directors. Any such written recommendation of the Board of Directors shall specify the amount of the distribution and the date on which it is to be paid. Once profits have been reserved, the Board of Directors shall be under no obligation to recommend within any specific period of time that a distribution be made to the holders of Common Shares; instead, such written recommendations may be made at such times and in such amounts as the Board of Directors determines in its sole discretion.

16.2 In the event that the profit and loss account shows a loss for any given year, which cannot be covered by the reserves or compensated in another manner, no profit shall be distributed in any subsequent year, as long as the loss has not been recovered.

16.3 The Board of Directors may at any time resolve to distribute one or more interim dividends, if justified by the anticipated profits of the Company, as an advance payment of the dividend expected to be declared by the General Meeting of Shareholders.

                                   FISCAL YEAR
                                   ARTICLE 17


                                     III-13

The fiscal year of the Company shall be the calendar year.


                    BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
                                   ARTICLE 18

[18.1 Within] EACH YEAR WITHIN eight months [after] (8) FROM the end of the fiscal year of the Company SUBJECT TO THE GENERAL MEETING OF SHAREHOLDERS POSSIBLY EXTENDING THIS PERIOD BY UP TO SIX (6) MONTHS ON GROUNDS OF SPECIAL CIRCUMSTANCES, the Board of Directors shall prepare the [balance sheet and profit and loss account with respect] ANNUAL ACCOUNTS AS REFERRED TO IN ARTICLE 12 HEREOF. [Subsequently,] THE ANNUAL ACCOUNTS DRAWN UP SHALL BE SIGNED BY ALL OF the [balance sheet and profit and loss account] DIRECTORS; SHOULD A SIGNATURE BE LACKING THEN A REASON THEREFORE SHALL BE STATED. THE ANNUAL ACCOUNTS shall be submitted to the shareholders for inspection and [adoption at] TO the [annual] General Meeting of Shareholders FOR APPROVAL. From the date at which the notice of the annual General Meeting of Shareholders is sent until the close of the annual General Meeting of Shareholders, the [balance sheet and profit and loss account] ANNUAL ACCOUNTS shall be available for inspection by the shareholders at the office of the Company, and at any additional place, if specified in the notice of such meeting. [18.2 The adoption of the balance sheet and profit and loss account by the annual General Meeting of Shareholders shall have the effect of acquitting and discharging the Board of Directors for their actions during the past fiscal year to the extent such actions appear from the balance sheet and profit and loss account or to the extent the results of such actions are clearly embodied therein.]

                              DISPOSITION OF ASSETS
                                   ARTICLE 19

Notwithstanding any provision of Article 15, any sale or other disposition of all or substantially all of the assets of the Company, whether for cash, property, stock or other securities of another company, or for any other consideration, shall be made only pursuant to a resolution duly adopted at a General Meeting of Shareholders by the holder or holders of at least a majority of the Common Shares of the Company at the time outstanding, the notice of which meeting shall have specified the terms of such proposed sale or other disposition; provided, however, the foregoing shall not apply to any reorganization or rearrangement of the Company, or of any of its subsidiaries or of any of its assets in any transaction whereby there shall be no diminution of the beneficial interest of the shareholders of the Company in such assets.

                                   DISSOLUTION
                                   ARTICLE 20

20.1 Notwithstanding any provision of Article 15, any resolution providing for the dissolution, liquidation or winding up of the Company shall be valid only if duly adopted at a General Meeting of Shareholders by the holder or holders of at least a majority of the Common Shares of the Company at the time outstanding, the

                                      III-14
         notice of which meeting shall have specified the nature of any such resolution to be voted upon at such meeting.

20.2 In the event of dissolution of the Company, the liquidation shall be effected under such provisions as the General Meeting of Shareholders shall, without prejudice to the provisions of this Article, decide.
20.3 If the profit and loss account covering the fiscal year, closing as of the date of the dissolution of the Company, shows a profit balance, this balance shall be divided in conformity with the provisions of
         Article 16 of these Articles of Association.

20.4 The distributions of the liquidation proceeds shall be paid to the holders of Common Shares in proportion to their share holding.

20.5 During [thirty] TEN years after the end of the liquidation, the books and records of the Company shall remain in the custody of the [person] LIQUIDATOR OR OF THE CUSTODIAN designated [for that purpose] THERETO by the [General Meeting] COURTS IN THE NETHERLANDS ANTILLES AT THE REQUEST of [Shareholders] THE LIQUIDATOR.

                                   AMENDMENTS
                                   ARTICLE 21

Notwithstanding any provisions of Article 15, these Articles of Association may be amended only pursuant to a resolution duly adopted at a General Meeting of Shareholders by the holder or holders of at least an absolute majority of the Common Shares of the Company at the time outstanding, the notice of which meeting shall have set forth the exact text of the proposed amendment or amendments or shall have stated that a copy of such text has been deposited at the office of the Company in Curacao for inspection by the shareholders of the Company, and will remain available for inspection until the conclusion of said meeting.







                                     III-15

                                                                     Appendix IV
                                  FORM OF PROXY

                             [FORM OF FACE OF PROXY]
                           ORTHOFIX INTERNATIONAL N.V.

         This Proxy is Solicited on Behalf of the Board of Directors of
                           Orthofix International N.V.

         The undersigned hereby appoints Mr. Thomas Hein and Mr. Alberto d'Abreu de Paulo and each of them, with the power of substitution attorneys, proxies of the undersigned to vote the number of Orthofix shares the undersigned would be entitled to vote if personally present at the annual general meeting of shareholders of Orthofix International N.V. ("Orthofix"), in Curacao, Netherlands Antilles, at 11:00 a.m., local time, on June 29, 2004 and at any adjournments thereof, for the transaction of such business as may come before the meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3(a), 3(b), 4 and 5.

         This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, this proxy will be voted FOR proposals 1, 2, 3(a), 3(b), 4 and 5.

(continued and to be dated and signed on the reverse side.)



COMMENTS/ADDRESS CHANGE:  PLEASE
MARK COMMENT/ADDRESS BOX ON REVERSE SIDE
                                                ORTHOFIX INTERNATIONAL N.V.
---------------------------------------------
                                                P.O. BOX 11111
---------------------------------------------
                                                NEW YORK, N.Y.  10203-0111
---------------------------------------------

---------------------------------------------

---------------------------------------------



                           [FORM OF REVERSE OF PROXY]
--------------------------------------------------------------------------------


                                                                                                              FOR   AGAINST  ABSTAIN
                                   |X|
|_| Sign, Date and Return                                             2.     Proposal to approve Orthofix      |_|    |_|     |_|
    the Proxy Card            Votes must be                                  International N.V. 2004 Long-
    Promptly Using              indicated                                    term Incentive Plan.
    the Enclosed Envelope  (x) in Black or Blue
                                  ink.

1. Election of the following persons to the Board of Directors:       3(a).  Proposal to approve amendment to
                                                                             Articles of Association to        |_|    |_|     |_|
                                                                             increase the maximum number of
                                                                             shares available for issuance.

   FOR ALL NOMINEES |_|  WITHHOLD AUTHORITY |_|    *EXCEPTIONS |_|    3(b).  Proposal to approve
                                                                             amendment to Articles             |_|    |_|     |_|
                                                                             of Association to make
                                                                             other changes.

   Nominees: Robert Gaines-Cooper, Edgar Wallner, Peter Clarke,       4.     Proposal to approve the
             Jerry Benjamin, Frederik Hartsuiker, Alberto                    balance sheet and                 |_|    |_|     |_|
             d'Abreu de Paulo, Peter Hewett, John Littlechild,               income statement at and
             Charles Federico, James Gero and Walter von                     for the year ended
             Wartburg.                                                       December 31, 2003.

   (INSTRUCTIONS:  To withhold authority to vote for any individual   5.     Proposal to ratify the            |_|    |_|     |_|
   nominee, mark the "Exceptions" box and write that nominee's name          selection of Ernst &
   in the space provided below).                                             Young as independent
                                                                             auditors for Orthofix
                                                                             and its subsidiaries
                                                                             for the fiscal year
                                                                             ending December 31,
                                                                             2004.

   *Exceptions________________________________                                  PLEASE CHECK BOX IF YOU                       |_|
                                                                                INTEND TO BE PRESENT AT
                                                                                MEETING.

                                                                                COMMENT/ADDRESS CHANGE                        |_|
                                                                                Please mark this box if you
                                                                                have written
                                                                                comment/address change on
                                                                                the reverse side


                                                                                [SCAN LINE                                ]
[
                                                                             IMPORTANT: Please date this proxy and sign
                                                                             exactly as your name appears hereon.
                                                                             Executors, administrators, trustees,
                                                                             guardians and officers signing in a
                                                                             representative capacity should give full
                                                                             title. If Orthofix shares are held in more
                                                                             than one capacity, this proxy will be deemed
                                                                             to vote all Orthofix shares held in all
                                              ]                              capacities.

                                                                              Date Share Owner sign here Co-Owner sign here
                                                                              [                  ]  ][                     ]


                                      IV-1